                                                                  EXHIBIT 10.18
===============================================================================


                                    SECURED
                                CREDIT AGREEMENT

                          Dated as of August 20, 1998

                                     among

                           PEN-TAB INDUSTRIES, INC.,

                            PEN-TAB HOLDINGS, INC.,

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                    as Agent
                                      and
                         Letter of Credit Issuing Bank,

                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                  arranged by

                         BANCAMERICA ROBERTSON STEPHENS

===============================================================================

                                  TABLE OF CONTENTS

                                                                                                Page

ARTICLE I    DEFINITIONS........................................................................   1

        1.1  Certain Defined Terms..............................................................   1
        1.2  Other Interpretive Provisions......................................................  22
        1.3  Accounting and Financial Determinations............................................  23

ARTICLE II   THE CREDITS........................................................................  24
        2.1  Amounts and Terms of Commitments...................................................  24
        2.2  Notes..............................................................................  24
        2.3  Procedure for Borrowing............................................................  24
        2.4  Conversion and Continuation Elections..............................................  25
        2.5  Voluntary Termination or Reduction of Revolving Commitments........................  26
        2.6  Optional Prepayments...............................................................  27
        2.7  Mandatory Prepayments of Loans; Mandatory Commitment Reductions....................  27
        2.8  Repayment..........................................................................  27
        2.9  Interest...........................................................................  28
       2.10  Fees...............................................................................  29
       2.11  Computation of Fees and Interest...................................................  29
       2.12  Payments by the Company............................................................  30
       2.13  Payments by the Lenders to the Agent...............................................  30
       2.14  Sharing of Payments, Etc...........................................................  31

ARTICLE III  THE LETTERS OF CREDIT..............................................................  31
        3.1  The Letter of Credit Subfacility...................................................  31
        3.2  Issuance, Amendment and Renewal of Letters of Credit...............................  32
        3.3  Existing BofA Letters of Credit; Risk Participations, Drawings and Reimbursements..  34
        3.4  Repayment of Participations........................................................  36
        3.5  Role of the Issuing Bank...........................................................  36
        3.6  Obligations Absolute...............................................................  37
        3.7  Cash Collateral Pledge.............................................................  38
        3.8  Letter of Credit Fees..............................................................  38
        3.9  Uniform Customs and Practice.......................................................  39

 ARTICLE IV  TAXES, YIELD PROTECTION AND ILLEGALITY.............................................  39
        4.1  Taxes..............................................................................  39
        4.2  Illegality.........................................................................  40
        4.3  Increased Costs and Reduction of Return............................................  41
        4.4  Funding Losses.....................................................................  41
        4.5  Inability to Determine Rates.......................................................  42
        4.6  Certificates of Lenders............................................................  42
        4.7  Substitution of Lenders............................................................  42
        4.8  Survival...........................................................................  43

                               TABLE OF CONTENTS
                                 (continued)
                                                                                                Page
ARTICLE V    CONDITIONS PRECEDENT...............................................................  43
        5.1  Conditions of Initial Credit Extensions............................................  43
        5.2  Conditions to All Credit Extensions................................................  45

 ARTICLE VI  REPRESENTATIONS AND WARRANTIES.....................................................  46
        6.1  Corporate Existence and Power......................................................  46
        6.2  Corporate Authorization; No Contravention..........................................  46
        6.3  Governmental Authorization.........................................................  47
        6.4  Binding Effect.....................................................................  47
        6.5  Litigation.........................................................................  47
        6.6  No Default.........................................................................  47
        6.7  ERISA Compliance...................................................................  48
        6.8  Use of Proceeds; Margin Regulations................................................  48
        6.9  Title to Properties................................................................  48
       6.10  Taxes..............................................................................  49
       6.11  Financial Condition................................................................  49
       6.12  Environmental Matters..............................................................  49
       6.13  Regulated Entities.................................................................  49
       6.14  No Burdensome Restrictions.........................................................  50
       6.15  Copyrights, Patents, Trademarks and Licenses, etc..................................  50
       6.16  Subsidiaries.......................................................................  50
       6.17  Insurance..........................................................................  50
       6.18  Real Property......................................................................  50
       6.19  Transaction Documents..............................................................  50
       6.20  Solvency...........................................................................  50
       6.21  Year 2000..........................................................................  50
       6.22  Full Disclosure....................................................................  51

ARTICLE VII  AFFIRMATIVE COVENANTS..............................................................  51
        7.1  Financial Statements...............................................................  51
        7.2  Certificates; Other Information....................................................  52
        7.3  Notices............................................................................  53
        7.4  Preservation of Corporate Existence, Etc...........................................  54
        7.5  Maintenance of Property............................................................  54
        7.6  Insurance..........................................................................  54
        7.7  Payment of Obligations.............................................................  54
        7.8  Compliance with Laws...............................................................  55
        7.9  Inspection of Property and Books and Records.......................................  55
       7.10  Environmental Laws.................................................................  55
       7.11  Use of Proceeds....................................................................  55
       7.12  Maintenance of Bank Accounts.......................................................  55
       7.13  Annual Clean-Up....................................................................  56

                               TABLE OF CONTENTS
                                 (continued)
                                                                                                Page
  ARTICLE VIII  NEGATIVE COVENANTS..............................................................  56
           8.1  Limitation on Liens.............................................................  56
           8.2  Disposition of Assets...........................................................  57
           8.3  Consolidations and Mergers......................................................  58
           8.4  Loans and Investments...........................................................  58
           8.5  Limitation on Indebtedness......................................................  59
           8.6  Transactions with Affiliates....................................................  59
           8.7  Use of Proceeds.................................................................  60
           8.8  Contingent Obligations..........................................................  60
           8.9  Joint Ventures..................................................................  60
          8.10  Lease Obligations...............................................................  60
          8.11  Restricted Payments.............................................................  60
          8.12  Subsidiary, Etc.................................................................  61
          8.13  Assets of the Parent............................................................  61
          8.14  Modification of Certain Agreements..............................................  61
          8.15  Subordinated Debt...............................................................  61
          8.16  Change in Business..............................................................  62
          8.17  Accounting Changes..............................................................  62

ARTICLE VIII A  FINANCIAL COVENANTS.............................................................  62
          8A.1  Fixed Charge Coverage Ratio.....................................................  62
          8A.2  Net Worth.......................................................................  62
          8A.3  Capital Expenditures............................................................  62

ARTICLE IX      EVENTS OF DEFAULT...............................................................  62
           9.1  Event of Default................................................................  62
           9.2  Remedies........................................................................  65
           9.3  Rights Not Exclusive............................................................  65
ARTICLE X       THE AGENT.......................................................................  66
          10.1  Appointment and Authorization...................................................  66
          10.2  Delegation of Duties............................................................  66
          10.3  Liability of Agent..............................................................  66
          10.4  Reliance by Agent...............................................................  67
          10.5  Notice of Default...............................................................  67
          10.6  Credit Decision.................................................................  67
          10.7  Indemnification.................................................................  68
          10.8  Agent in Individual Capacity....................................................  68
          10.9  Successor Agent.................................................................  68
         10.10  Withholding Tax.................................................................  69
ARTICLE XI      MISCELLANEOUS...................................................................  70
          11.1  Amendments, Waivers and Collateral Releases.....................................  70

                               TABLE OF CONTENTS
                                 (continued)

                                                                                                Page
          11.2  Notices.........................................................................  71
          11.3  No Waiver; Cumulative Remedies..................................................  72
          11.4  Costs and Expenses..............................................................  72
          11.5  Indemnity.......................................................................  72
          11.6  Payments Set Aside..............................................................  73
          11.7  Successors and Assigns..........................................................  73
          11.8  Assignments, Participations, etc................................................  73
          11.9  Set-off.........................................................................  75
         11.10  Automatic Debits of Fees........................................................  75
         11.11  Notification of Addresses, Lending Offices, Etc.................................  75
         11.12  Counterparts....................................................................  75
         11.13  Severability....................................................................  76
         11.14  No Third Parties Benefited......................................................  76
         11.15  Governing Law and Jurisdiction..................................................  76
         11.16  Waiver of Jury Trial............................................................  76
         11.17  Entire Agreement................................................................  77
         11.18  Replacement.....................................................................  77

                               TABLE OF CONTENTS
                                 (continued)
                                                                       Page
SCHEDULES

     Schedule 3.3      Existing BofA Letters of Credit
     Schedule 6.7      ERISA
     Schedule 6.11     Permitted Liabilities
     Schedule 6.12     Environmental Matters
     Schedule 6.16     Subsidiaries and Minority Interests
     Schedule 6.17     Insurance Matters
     Schedule 6.18     Real Property
     Schedule 8.1      Permitted Liens
     Schedule 8.5      Permitted Indebtedness
     Schedule 8.8      Contingent Obligations

EXHIBITS

     Exhibit A         Form of Notice of Borrowing
     Exhibit B         Form of Notice of Conversion/Continuation
     Exhibit C         Form of Compliance Certificate
     Exhibit D         Form of Legal Opinion of Company's Counsel
     Exhibit E         Form of Assignment and Acceptance
     Exhibit F-1       Form of Term Note
     Exhibit F-2       Form of Revolving Note
     Exhibit G         Form of Security Agreement
     Exhibit H         Form of Trademark Security Agreement
     Exhibit I         Form of Pledge Agreement
     Exhibit J         Form of Landlord's Consent
     Exhibit K-1       Form of Mortgage
     Exhibit K-2       Form of Leasehold Mortgage
     Exhibit L         Form of Borrowing Base Certificate
     Exhibit M         Form of Guaranty
     Exhibit N         Form of Subordination Agreement

                            SECURED CREDIT AGREEMENT
                            ------------------------

     This SECURED CREDIT AGREEMENT is entered into as of August 20, 1998, among Pen-Tab Industries, Inc., a Delaware corporation (the "Company"), Pen-Tab
                                                       -------
Holdings, Inc., a Virginia corporation (the "Parent"), the several financial institutions from time to time party to this Agreement (collectively, the

"Lenders"; individually, a "Lender"), and Bank of America National Trust and
--------                    ------
Savings Association, as letter of credit issuing bank and as agent for the Lenders.

     WHEREAS, the Lenders have agreed to make available to the Company a term loan and revolving credit facility with a letter of credit subfacility upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

ARTICLE I

                                  DEFINITIONS
                                  -----------

1.1  Certain Defined Terms.  The following terms have the following meanings:
     ---------------------

           "Account" shall mean any and all accounts for goods sold or services
            -------
     rendered, whether now owned or hereafter acquired by the Company or Stuart Hall.

          "Account Debtor" shall mean any Person who is or who may become
           --------------
     obligated to the Company or Stuart Hall, as the case may be, under, with respect to, or on account of an Account.

          "Acquisition" means any transaction or series of related transactions
           -----------
     for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition, of in excess of 50% of the capital stock, partnership interests or equity of any Person or otherwise causing any Person to become a Subsidiary of the Company, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary of the Company) provided that the Company or the Company's Subsidiary is the surviving entity.

          "Acquisition Agreement" means that certain Stock Purchase Agreement
           ---------------------
     dated as of June 24, 1998 between the Company and Newell Co. pursuant to which the Company has agreed to acquire all the issued and outstanding capital stock of Stuart Hall.

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" means BofA in its capacity as agent for the Lenders hereunder,
           -----
     and any successor agent.

          "Agent-Related Persons" means BofA and any successor agent arising
           ---------------------
     under Section 10.9 and any successor letter of credit issuing bank
           ------------
     hereunder, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agent's Payment Office" means the address for payments set forth on
           ----------------------
     the signature page hereto in relation to the Agent or such other address as the Agent may from time to time specify.

          "Agreement" means this Secured Credit Agreement.
           ---------

          "Applicable Margin" with respect to any Offshore Rate Loan, Base Rate
           -----------------
     Loan or the Commitment Fee, means a margin based on the Fixed Charge Coverage Ratio, as follows:


Fixed Charge Coverage Ratio       Offshore Rate             Base Rate           Commitment Fee
                                Applicable Margin       Applicable Margin      Applicable Margin

-------------------------------------------------------------------------------------------------
Less than 2.5:1                        2.00%                  1.00%                  0.50%
-------------------------------------------------------------------------------------------------
Greater than or equal to               1.75%                  0.75%                  0.40%
 2.5:1
-------------------------------------------------------------------------------------------------

          The Applicable Margin shall be adjusted on the fifteenth day following receipt by the Agent of the certificate pursuant to Section 7.1(a) or (b),
                                                         --------------    ---
     based on the Fixed Charge Coverage Ratio as of the last day of the fiscal period most recently ended; it being understood, that if the Company fails
                                 -- ----- ----------
     to timely deliver the certificate in accordance with Section 7.1(a) or (b),
                                                          --------------    ---
     then, until receipt of such certificate by the Agent, the Applicable Margin shall be 2.00% with respect to Offshore Rate Loans, 1.00% with respect to Base Rate Loans and 0.50% with respect to the Commitment Fee. Notwithstanding the foregoing, from the Closing Date through February 28, 1999, the Offshore Rate Applicable Margin shall be 2.00%, the Base Rate Applicable Margin shall be 1.00% and the Commitment Fee Applicable Margin shall be 0.50%.

          "Arranger" means BancAmerica Robertson Stephens.
           --------

          "Assignee" has the meaning specified in Section 11.8(a).
           --------                               ---------------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
     disbursements of any law firm or other external legal counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
     U.S.C. (S)101, et seq.).
                    -------

          "Base Rate" means, for any day, the higher of:
           ---------

               (a) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.); and

               (b)  0.50% per annum above the latest Federal Funds Rate.

          Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan that bears interest based on the Base
           --------------
     Rate.

          "BofA" means Bank of America National Trust and Savings Association, a
           ----
     national banking association.

          "Borrowing" means a borrowing hereunder consisting of Revolving Loans
           ---------
     or Term Loans of the same Type made to the Company on the same day by the Lenders under Article II.
                   ----------

          "Borrowing Base" means, at any time, (a) the sum of
           ---------

               (i) an amount equal to 85% of the net amount (after deduction of such reserves and allowances as the Agent may reasonably deem proper and necessary) of the Eligible Accounts of the Company and Stuart Hall as of the date of the most recently delivered Borrowing Base certificate; plus
                       ----

               (ii) an amount equal to the lesser of (i) 60% of the net value (as determined by the Agent and after deduction of such reserves and allowances, as the Agent may reasonably deem proper and necessary on a first-in first-out basis in accordance with GAAP) of Eligible Inventory of the Company and Stuart Hall and (ii) at all times from February 1 through June 30 of each year, $45,000,000, and at all other times, $30,000,000; minus
                              -----

          (b) the sum at such time of (i) the aggregate undrawn amount of any outstanding Letters of Credit (other than the IRB Letter of Credit); plus
                                                                          ----
     (ii) the aggregate face amount of any LC Applications; plus (iii) the
                                                            ----
     aggregate unreimbursed amounts drawn under any Letters of Credit or paid under any LC Application; plus (iv) without duplication, the aggregate
                               ----
     outstanding amount of all Revolving Loans; plus (v) $2,500,000 reserved in
                                                ----
     connection with the IRB Letter of Credit.

          Notwithstanding anything contained in the foregoing to the contrary, the Agent reserves the right, at any time, as it reasonably deems proper or necessary, to reduce or increase any of the percentages or dollar amounts set forth above. Nothing contained herein shall (1) be construed as the Agent's agreement to resort or look to any particular type or item of Collateral as security for any specific Loan, Letter of Credit or advance or in any way limit the Agent's right to resort to any or all of the Collateral as security for any of the Liabilities, or (2) be deemed to limit or reduce any Lien in or upon any portion of the Collateral or other security for the Liabilities.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
     Section 2.3.
     -----------

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
     day on which commercial banks in Chicago, Illinois or New York City are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capitalized Lease Liabilities" means with respect to any Person all
           -----------------------------
     monetary obligations of such Person or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Cash Collateralize" means to pledge and deposit with or deliver to
           ------------------
     the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, as additional collateral for the Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA.

          "Change in Control" means the occurrence, after the date of this
           -----------------
     Agreement, of any of the following: (a) any Person or two or more persons (other than Management Investors or CVC Group) acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act), directly or indirectly, of securities of the Parent (or other securities convertible into such securities) representing

     30% or more of the combined voting power of all securities of the Parent entitled to vote in the election of directors; (b) during any period of up to 12 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 12-month period were directors of the Company and/or the Parent ceasing for any reason to constitute a majority of the Board of Directors unless the Persons replacing such individuals were nominated by the Board of Directors of the Company and/or the Parent; or
     (c) when the Parent fails to own 100% of the Company.

          "Closing Date" means the date on which all conditions precedent set
           ------------
     forth in Section 4.1 are satisfied or waived by all Lenders.
              -----------

          "CMP Loan Agreement" means that certain Senior Subordinated Credit
           ------------------
     Agreement dated August 20, 1998, between the Parent, as borrower, and Citicorp Mezzanine Partners, L.P., as lender.

          "Code" means the Internal Revenue Code of 1986, and regulations
           ----
     promulgated thereunder.

          "Collateral" means all property which is subject to, or is to be
           ----------
     subject to, the Lien granted under any Collateral Document.

          "Collateral Documents" means, collectively, (a) the Security
           --------------------
     Agreements, the Trademark Security Agreements, the Mortgage, the Leasehold Mortgage, the Landlord's Consents, the Pledge Agreement and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements between the Company, the Parent or their respective Subsidiaries and the Agent for the benefit of the Lenders now or hereafter delivered to the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company, the Parent or their respective Subsidiaries, as debtor, in favor of the Agent for the benefit of the Lenders, as secured party, and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Commitment," as to each Lender, has the meaning specified in Section
           ----------                                                   -------
     2.1(b).
     ------

          "Commitment Percentage" means, as to any Lender at any time, the
           ---------------------
     percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitment divided by the combined Commitments of all Lenders.


                  "Company" has the meaning specified in the Preamble.
                   -------

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
     of Exhibit C.
        ---------

          "Consolidated Capital Expenditures" means, for any period, the capital
           ---------------------------------
     expenditures of the Company and its consolidated Subsidiaries for such period, as the same are (or would in accordance with GAAP be) set forth in the consolidated statement of cash flows of the Company and its consolidated Subsidiaries for such period; provided, that for purposes of
                                                --------
     calculating Consolidated Capital Expenditures (a) for each fiscal year, such calculation shall be made net of any cash proceeds received by the Company or its consolidated Subsidiaries during such fiscal year from the sale or trade-in of capital assets which were replaced during such fiscal year by capital assets which performed the same or similar function(s), and
     (b) for any period ending on or before June 30, 1999, such calculation shall be made as if the Company's Acquisition of Stuart Hall occurred on the first day of such period.

          "Consolidated EBITDA" means, for any period, the consolidated net
           -------------------
     earnings of the Company and its consolidated Subsidiaries plus, without
                                                               ----
     duplication, (i) the sum of the aggregate amounts actually deducted in determining such net earnings for such period in respect of (a) gross interest charges, (b) imputed interest charges related to any capital leases, (c) provision for income taxes, amortization and depreciation, (d) transaction expenses paid to third parties in connection with this Agreement or the Transaction Documents actually paid on or before December 31, 1998 (provided, that such transaction expenses shall not exceed in
               --------
     aggregate $4,000,000) and (e) losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses or non-cash charges; less (ii) the amount for such period of gains on sales of assets
              ----
     (excluding sales in the ordinary course of business) and other extraordinary or non-recurring gains. Net earnings shall be calculated on a first-in-first-out basis in accordance with GAAP; provided, that for
                                                         --------
     purposes of calculating Consolidated EBITDA for any period ending on or before June 30, 1999, such calculation shall be made as if the Company's Acquisition of Stuart Hall occurred on the first day of such period.

          "Consolidated Fixed Charges" means, for any period, without
           --------------------------
     duplication, the consolidated cash interest expense and letter of credit fees (including all imputed interest related to any capital lease) of the Company and its consolidated Subsidiaries for such period, plus all
                                                                ----
     required principal payments on any Indebtedness (including, without duplication, all payments related to the Term Loans and to any capital lease) made by the Company and its consolidated Subsidiaries for such period; provided, that for purposes of calculating Consolidated Fixed
             --------
     Charges for any period ending on or before June 30, 1999, such calculation shall be made as if the Company's Acquisition of Stuart Hall occurred on, and all Indebtedness incurred in connection with such Acquisition was incurred on, the first day of such period.

          "Consolidated Net Worth" means, at any time, the sum of the total of
           ----------------------
     stockholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) of the Company and its consolidated Subsidiaries, calculated in accordance with GAAP.

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
     indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that

     Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any
                               -------------------
     Surety Instrument (other than any Letter of Credit) issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------                                 -------
     2.4, the Company (a) converts Loans of one Type to another Type, or (b)
     ---
     continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods maturing on such date.

          "Credit Extension" means and includes (a) the making of any Loans
           ----------------
     hereunder, and (b) the Issuance of any Letters of Credit hereunder (including the Existing BofA Letters of Credit).


          "CVC Group" means collectively, Citicorp Venture Capital, Ltd., a New
           ---------
York corporation ("CVC"), CCT Partners IV, L.P., a Delaware limited partnership, and individual employees, officers and consultants of CVC, respective Affiliates of each of the foregoing (other than Citicorp Mezzanine Partners, L.P.) and with respect to any of the foregoing natural persons, such persons' spouses, siblings, descendants (whether natural or adopted) and any trust or entity solely for the benefit of such persons and/or such persons' spouses, siblings, and their respective ancestors and/or descendants (whether natural or adopted).

          "Default" means any event or circumstance which, with the giving of
           -------
     notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Dollars", "dollars" and "$" each mean lawful money of the United
           -------    -------       -
     States.

          "Effective Amount" means (a) with respect to any Revolving Loans and
           ----------------
     Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans and Term Loans, as the case may be, occurring on such date; and (b) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

          "Eligible Account" shall mean an Account owing to the Company or
           ----------------
     Stuart Hall (each, for purposes of this definition, a "Person") which meets each of the following requirements; provided, that nothing contained in the
                                         ---------
     following requirements shall be deemed to limit or restrict in any manner whatsoever the Agent's reasonable discretion in determining which Accounts are eligible hereunder:

               (a) it is genuine and in all respects what it purports to be;

               (b) it arises from: (i) the performance of services by such Person and such services have been fully performed and acknowledged and accepted by the Account Debtor with respect thereto; or (ii) the sale or lease of goods by such Person, including cash on delivery sales, and such goods have been completed in accordance with such Account Debtor's specifications (if any) and delivered to and accepted by such Account Debtor, and such Person has possession of, or has delivered to the Agent, at the Agent's request, shipping and delivery receipts evidencing such shipment;

               (c) it is evidenced by an invoice or invoices (dated not later than the date of shipment or performance and having payment terms which are customary in the industry) rendered to the Account Debtor with respect thereto and is due and payable in full within 60 days of the date of such invoice, and is not evidenced by any instrument or chattel paper, provide, that invoices arising from any "Back-to-
                         -------
          School" program may have terms in excess of 60 days but in no event may such terms extend beyond either September 10 or October 1 of the calendar year in which such invoices arise;

               (d) it is not subject to any Lien, other than the Lien of the Agent under any Collateral Document;

               (e) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to setoff, counterclaim, credit, allowance, adjustment or other defense by such Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part, and such Account Debtor has not refused to accept and/or has not returned or offered or attempted to return any of the goods or services which are the subject of such invoice;

               (f) there are no proceedings or actions (including, without limitation, any insolvency or bankruptcy proceeding or action) which are then threatened or pending against the Account Debtor which might result in any material adverse change in such Account Debtor's financial condition or in its ability to pay any Account in full when due;

               (g) it does not arise out of a contract or order which, by its terms, forbids or makes void or unenforceable the assignment by such Person to the Agent of the Account arising with respect thereto;

               (h) the Account Debtor is not a director, officer, employee, agent, Subsidiary, or Affiliate of the Company;

               (i) the Account Debtor is a resident or citizen of and is located within the United States of America, other than Account Debtors located in Canada which Accounts do not in the aggregate exceed $10,000,000 at any time;

               (j) it is not an Account arising from a "sale on approval," "sale or return," "consignment," or subject to any other repurchase or return agreement;

               (k) it is not an Account with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by such Person (or by any agent or custodian of such Person) for the account of or subject to further and/or future direction from the Account Debtor thereof;

               (l) it is not an Account which in any way fails to meet or violates any warrant, representation, or covenant contained in this Agreement relating directly or indirectly to such Person's Accounts;

               (m) the Account Debtor thereunder is not located in the State of New Jersey, Minnesota, Indiana or any other state denying creditors access to its courts unless such Person has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;

               (n) it is not owing by any Account Debtor who shall have failed to pay in full any invoice evidencing any Account within 60 days after the due date of such invoice, unless the total invoices of such Account Debtor which have not been paid within 60 days of the due date represent less than 10% of the total invoice amounts then outstanding of such Account Debtor or, in the case of any invoice arising from any "Back-to-School" program, such Account Debtor fails to pay in full any such invoice on or before October 31 of the calendar year in which such invoice arises.

          An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account until such time, if any, as such Account no longer fails to meet any of the foregoing requirements. Furthermore, with respect to any Account, if the Agent at any time or times hereafter determines in its reasonable discretion that the prospect of payment or performance by the Account Debtor with respect thereto is or will be impaired, notwithstanding anything to the contrary contained above, such Account shall forthwith cease to be an Eligible Account. Furthermore, with respect to invoices for which such Person has granted specific dated terms, no invoice shall be considered an Eligible Account if it is more than 90 days past due as to any regularly scheduled due date.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) a commercial finance company or finance subsidiary of a corporation organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $100,000,000; (e) a savings bank or savings and loan association organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $100,000,000; (f) as to the Term Loans, an "accredited investor" as such term is defined in Rule 510(a) of Regulation D under the Security Act of 1933, as amended (other than the Company or an Affiliate of the Company); and (g) any other entity approved by the Company and the Agent.

          "Eligible Inventory" shall mean Inventory of the Company or Stuart
           ------------------
     Hall (each, for purposes of this definition, a "Person") which meets each of the following requirements; provided that nothing contained in the following requirements shall be deemed to limit or restrict in any manner whatsoever the Agent's reasonable discretion in determining which Inventory is eligible hereunder:

               (a) it is owned by such Person, and is not subject to any Lien, other than the Lien of the Agent hereunder;

               (b) if held for sale or lease or furnishing under contracts of service, it is (except as the Agent may otherwise consent in writing) finished, new and unused;

               (c) it is not now and shall not at any time or times hereafter be stored with a bailee, warehouseman or similar party without the Agent's prior written consent, and in such event, such Person will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to the Agent, in form and substance acceptable to the Agent, warehouse receipts therefor in the Agent's name;

               (d) the Agent has in good faith determined in accordance with the Agent's prudent business practices that it is not unacceptable due to age, type, category, quality and/or quantity;

               (e) it is not Inventory which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement relating directly or indirectly to such Person's Inventory;

               (f) it consists of raw materials or finished goods which are in marketable condition;

               (g) in the case of Inventory which incorporates any trademark with respect to which either the Company or Stuart Hall is a licensee, the licensor of such trademark shall have consented to the Agent's Lien thereon in a manner reasonably acceptable to the Agent.

     Inventory of such Person which is at any time Eligible Inventory, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Inventory until such time, if any, as such Inventory no longer fails to meet any of the foregoing requirements.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
     Governmental Authority alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
     common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
     regulations promulgated thereunder.

          "ERISA Event" means (a) a Reportable Event with respect to a Pension
           -----------
     Plan; (b) a withdrawal by the Company, the Parent or any Subsidiary from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under
     Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA; (d) a failure by the Company, the Parent or any Subsidiary to make required contributions to a Pension Plan or other Plan subject to Section 412 of the Code; (e) an event or condition which might reasonably be expected to constitute grounds under
     Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company, the Parent or any Subsidiary; or (g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
     definition of "Offshore Rate".

          "Event of Default" means any of the events or circumstances specified
           ----------------
     in Section 8.1.
        -----------

          "Exchange Act" means the Securities Exchange Act of 1934, and
           ------------
     regulations promulgated thereunder.

          "Existing BofA Letters of Credit" means the IRB Letter of Credit and
           -------------------------------
     other letters of credit described in Schedule 3.3.
                                          ------------

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
     Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the FRB (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letters" means those letter agreements referenced in Section 2.10
           -----------                                              ------------
     relating to payment of certain fees and other amounts.

          "Fixed Charge Coverage Ratio"  means the ratio set forth in Section
           ---------------------------                                -------
     8A.1.
     -----

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
     any Governmental Authority succeeding to any of its principal functions.

          "Further Taxes" means any and all present or future taxes, levies,
           -------------
     assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts paid pursuant to Section 4.1.
                                                         -----------

          "GAAP" means generally accepted accounting principles set forth from
           ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
     other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guaranty" means any Guaranty in substantially the form of Exhibit M
           --------                                                  ---------
     executed by the Parent or any Subsidiary in favor of the Agent for the benefit of the Banks.

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
     "Contingent Obligation."

          "Honor Date" has the meaning specified in Section 3.3(c).
           ----------                               --------------

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
     indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capitalized Lease Liabilities; (g) all net obligations with respect to Swap Contracts; (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

          "Indemnified Liabilities" has the meaning specified in Section 11.5.
           -----------------------                               ------------

          "Indemnified Person" has the meaning specified in Section 11.5.
           ------------------                               ------------

          "Independent Auditor" has the meaning specified in Section 7.1(a).
           -------------------                               --------------

          "Insolvency Proceeding" means (a) any case, action or proceeding
           ---------------------
     before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Interest Payment Date" means, as to any Loan other than a Base Rate
           ---------------------
     Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, that
                                                                 --------
     if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period
           ---------------
     commencing on the Business Day the Loan is disbursed or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two or three months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

          provided that:
          --------

               (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (c) no Interest Period for any Term Loan shall extend beyond the Term Maturity Date and no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date; and

               (d) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans and/or by Offshore Rate Loans having Interest Periods that will expire on or before such date equals or exceeds the amount of such principal payment.

          "Inventory" shall mean any and all goods, merchandise and other
           ---------
     personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by the Borrower which is or may at any time be held for sale or lease, furnished under any contract of service, or held as raw materials, work in process, supplies or materials used or consumed in the Borrower's business, and any property of the Borrower the sale or other disposition of which has given rise to an Account and which has been returned to or repossessed or stopped in transit by the Borrower.

          "IRB Bond" or "IRB Bonds" means the Industrial Development Revenue
           --------      ---------
     Bonds (Pen-Tab Industries, Inc. Project) Series 1995, of the Authority (as defined in the IRB Indenture) in the original aggregate principal amount of $7,500,000 issued under the IRB Indenture, the liabilities of which have been previously assigned to and assumed by the Company.

          "IRB Indenture" means that certain Indenture of Trust dated as of
           -------------
     April 1, 1995 between The Industrial Development Authority of the Town of Front Royal and the County of Warren, Virginia and Signet Trust Company, as trustee, pursuant to which the Bonds were issued.

          "IRB Letter of Credit" means that certain Letter of Credit issued by
           --------------------
     the Issuing Bank on behalf of the Company in connection with the IRB Indenture, as the same may be amended, modified, restated, refinanced, refunded or renewed from time to time in whole or in part.

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
     Authority succeeding to any of its principal functions.

          "Issuance Date" has the meaning specified in Section 3.1(a).
           -------------                               --------------

          Issue" means, with respect to any Letter of Credit, to incorporate the
          -----
     Existing BofA Letters of Credit into this Agreement, or to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding
                            ------    -------       --------
     meanings.

          "Issuing Bank" means BofA in its capacity as issuer of one or more
           ------------
     Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.1(b) or Section 10.9.
                          ---------------    ------------

          "Joint Venture" means a single-purpose corporation, partnership, joint
           -------------
     venture or other legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "Kansas City Lease" means a certain Standard Commercial Lease, dated
           -----------------
     as of April 2, 1993, as amended, by and between Mid-West Terminal Warehouse Company as lessor, and Newell Co. and Stuart Hall, as lessee, relating to real property located in Kansas City, Missouri.

          "Landlord's Consent" means any Landlord's Waiver Agreement and Consent
           ------------------
     in substantially the form of Exhibit J (or in such other form as the Agent
                                  ---------
     shall agree in response to negotiations with the respective landlord) executed in favor of the Agent for the benefit of the Lenders.

          "L/C Advance" means each Lender's participation in any L/C Borrowing
           -----------
     in accordance with its Commitment Percentage.

          "L/C Amendment Application" means an application form for amendment of
           -------------------------
     outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Application" means an application form for issuances of standby
           ---------------
     or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Borrowing" means an extension of credit resulting from a drawing
           -------------
     under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under Section
                                                                       -------
     3.3(c).
     ------

          "L/C Commitment" means the commitment of the Issuing Bank to Issue,
           --------------
     and the commitment of the Lenders severally to participate in Letters of Credit (including the Existing BofA Letters of Credit) from time to time Issued or outstanding under Article III, in an aggregate amount not to
                                 -----------
     exceed on any date the amount of $25,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.5;
                                                                  -----------
     provided, that the L/C Commitment is a part of the combined Commitments,
     --------
     rather than a separate, independent commitment.

          "L/C Obligations" means at any time the sum of (a) the aggregate
           ---------------
     undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

          "L/C-Related Documents" means the Letters of Credit, the L/C
           ---------------------
     Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

          "Leasehold Mortgage" means the Leasehold Deed of Trust (Assignment of
           ------------------
     Leases and Rents and Security Agreement) in substantially the form of

     Exhibit K-2 executed by Stuart Hall in favor of the trustee named therein
     ------------
     for the benefit of the Agent, as beneficiary, for the benefit of the Lenders with respect to the Kansas City Lease.

          "Lender" has the meaning specified in the introductory clause hereto.
           ------
     References to the "Lenders" shall include BofA, including in its capacity as Issuing Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Bank, its status as such will be specifically referenced.

          "Lending Office" means, as to any Lender, the office or offices of the
           --------------
     Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, beneath its name on the applicable signature page hereto, or such other office or offices as the Lender may from time to time notify the Company and the Agent.

          "Letters of Credit" means the Existing BofA Letters of Credit and any
           -----------------
     letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by the Issuing Bank pursuant to

     Article III.
     -----------

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
     hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Lender to the Company under
           ----
     Article II or Article III in the form of a Revolving Loan, Term Loan or L/C
     ----------    -----------
     Advance.

          "Loan Documents" means this Agreement, the Notes, the Collateral
           --------------
     Documents, the Guaranties, the Subordination Agreement, the Fee Letters, the L/C-Related Documents, and all other documents delivered to the Agent or any Lender in connection herewith.

          "Majority Lenders" means at any time Lenders then holding in excess of
           ----------------
     66-2/3% of the then aggregate unpaid principal amount of the Loans, but in any event not less than two Lenders, or, if no such principal amount is then outstanding, Lenders then having in excess of 66-2/3% of the Commitments, but in any event not less than two Lenders.

          "Management Investors" means any of Alan Hodes, Michael Greenberg, and
           --------------------
     other full-time members of management of the Parent, the Company or Stuart Hall who acquire common stock of the Parent through management stock purchase or option plans, together with any such person's spouse, siblings, descendants (whether natural or adopted) and any trust or entity solely for the benefit of such person and/or such person's spouse, siblings, and their respective ancestors and/or descendants (whether natural or adopted).

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
     Regulation G, T, U or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
     material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company, the Parent or any Subsidiary to perform under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company, the Parent or any Subsidiary of any Loan Document.

          "Maximum Loan Availability" means, at any time, the lesser of (a) the
           -------------------------
     Borrowing Base as of the date of the most recent Borrowing Base certificate delivered pursuant to Section 7.2(g) and (b) the combined Commitment.
                           --------------

          "Minimum Consolidated Net Worth" means, at any time, an amount which
           ------------------------------
     shall equal the sum of (a) $12,750,000 (provided, that such sum shall be
                                             --------
     adjusted upon delivery by the Company to the Agent of the financial statements delivered pursuant to Section 7.1(b) with respect to the
                                      --------------
     Company's third fiscal quarter, 1998 to be 85% of the Company's consolidated net worth calculated as of the Closing Date) plus (b) 50% of
                                                               ----
     consolidated net income of the Company and its consolidated Subsidiaries for each fiscal year ending after the Closing Date; provided, that for
                                                         --------
     purposes of the fiscal year ending December 31, 1998, consolidated net income shall be calculated on a pro forma basis as if the Company's Acquisition of Stuart Hall occurred on January 1, 1998.

          "Mortgage" means the deed of trust in substantially the form of
           --------
     Exhibit K-1 executed by the Company in favor of the Agent for the benefit
     -----------
     of the Lenders with respect to real property owned by the Company located in Front Royal, Virginia.

          "1997 Debt Indenture" means that certain Indenture, dated as of
           -------------------
     February 1, 1997, between the Company and U.S. Trust Company of New York, as Trustee.

          "Note" means either a Revolving Loan Note or a Term Loan Note.
           ----

          "Notice of Borrowing" means a notice in substantially the form of
           -------------------
     Exhibit A.
     ---------

          "Notice of Conversion/Continuation" means a notice in substantially
           ---------------------------------
     the form of Exhibit B.
                 ---------

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
     covenants and duties arising under any Loan Document, owing by the Company to any Lender, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offshore Rate" means, for any Interest Period with respect to
           -------------
     Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the nearest 1/16th of 1%) determined by the Agent as follows:

               Offshore Rate  =                     IBOR
                                     ------------------------------------
                                     1.00 - Eurodollar Reserve Percentage

          Where,

               "Eurodollar Reserve Percentage" means for any day for any
                -----------------------------
          Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Interest Period; and

               "IBOR" means the rate of interest per annum determined by the
                ----
          Agent as the rate at which dollar deposits in the approximate amount of BofA's Offshore Rate Loan for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by BofA), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (Chicago time) two Business Days prior to the commencement of such Interest Period.

          "Offshore Rate Loan" means a Loan that bears interest based on the
           ------------------
     Offshore Rate.

          "Organization Documents" means, for any corporation, the certificate
           ----------------------
     or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement.

          "Other Taxes" means any present or future stamp, court or documentary
           -----------
     taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Parent has the meaning specified in the Preamble.
           ------

          "Participant" has the meaning specified in subsection 11.8(d).
           -----------                               ------------------

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of
           ------------
     ERISA) subject to Title IV of ERISA which the Company, the Parent or any Subsidiary sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

          "Permitted Liens" has the meaning specified in Section 8.1.
           ---------------                               -----------

          "Person" means an individual, partnership, corporation, limited
           ------
     liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which the Company, the Parent or any Subsidiary sponsors or maintains or to which the Company, the Parent or any Subsidiary makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "Pledge Agreement" means a Pledge Agreement, substantially in the form
           ----------------
     of Exhibit H, executed by the Parent or the Company in favor of the Agent
        ---------
     for the benefit of the Lenders, covering among other things (a) in the case of the Parent, all of the capital stock of the Company and (b) in the case of the Company, all of the capital stock of its Subsidiaries.

          "Reportable Event" means, any of the events set forth in Section
           ----------------
     4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means, with respect to the Company or the
           -------------------
     Parent, the chief executive officer or the president of such Person, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of such Person, or any other officer having substantially the same authority and responsibility.

          "Revolving Loan" has the meaning specified in Section 2.1(b), and may
           --------------                               --------------
     be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Revolving
                                                            ----
     Loan).

          "Revolving Loan Note" means a promissory note duly executed by the
           -------------------
     Company in substantially the form of Exhibit F-2, appropriately completed.
                                          -----------

          "Revolving Termination Date" means August 20, 2001.
           --------------------------

          "SEC" means the Securities and Exchange Commission, or any
           ---
     Governmental Authority succeeding to any of its principal functions.

          "Security Agreement" means any Security Agreement in substantially the
           ------------------
     form of Exhibit G executed by the Company or any Subsidiary in favor of the
             ---------
     Agent for the benefit of the Lenders.

          "Solvent" means, as to any Person at any time, that (a) the fair value
           -------
     of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of
     Section 101(31) of the Federal Bankruptcy Reform Act of 1978 and, in the alternative, for purposes of the Illinois Uniform Fraudulent Transfer Act;
     (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Stuart Hall" means Stuart Hall Company, Inc., a Missouri corporation.
           -----------

          "Subordinated Debt" means all Indebtedness of the Company issued
           -----------------
     pursuant to 1997 Debt Indenture and all Indebtedness of the Parent issued pursuant to the CMP Loan Agreement.

          "Subordination Agreement" means a Subordination Agreement in
           -----------------------
     substantially the form of Exhibit N covering the Parent's liabilities under
                               ---------
     the CMP Loan Agreement.

          "Subsidiary" of a Person means any corporation, association,
           ----------
     partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby
           ------------------
     and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contracts" means swap agreements (as such term is defined in
           --------------
     Section 101 of the Bankruptcy Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates or commodity prices.

          "Tax Distributions" shall have the meaning assigned to such term in
           -----------------
     Section 8.11.
     ------------

          "Taxes" means any and all present or future taxes, levies,
           -----
     assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, respectively, taxes imposed for the privilege of doing business, or imposed on or measured by its net income, by a jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

          "Term Commitment" means thirty-five million dollars ($35,000,000).
           ---------------

          "Term Loan" has the meaning specified in Section 2.1 and may be a Base
           ---------                               -----------
     Rate Loan or an Offshore Rate Loan.

          "Term Loan Note" means a promissory note duly executed by the Company
           --------------
     in substantially the form of Exhibit F-1, appropriately completed.
                                  -----------

          "Term Maturity Date" means August 20, 2001.
           ------------------

          "Trademark Security Agreement" means any Security Trademark Agreement,
           ----------------------------
     substantially in the form of Exhibit H, executed by the Company or any
                                  ---------
     Subsidiary in favor of the Agent for the benefit of the Lenders.

          "Transaction Documents" means the CMP Loan Agreement, the Acquisition
           ---------------------
     Agreement and all other documents delivered in connection therewith on or about the Closing Date.

          "Type" has the meaning specified in the definition of "Revolving
           ----
     Loan."

          "UCP" has the meaning specified in Section 3.9.
           ---                               -----------

          "Unfunded Pension Liability" means the excess of a Plan's benefit
           --------------------------
     liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Vinylweld" means Vinylweld, L.L.C., a Delaware limited liability
           ---------
     company.

          "Wholly-Owned Subsidiary" means any corporation in which (other than
           -----------------------
     directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

1.2  Other Interpretive Provisions.
     -----------------------------

        (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

        (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

        (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

             (ii) The term "including" is not limiting and means "including, without limitation."

             (iii) The term "pro rata" means ratably in accordance with the respective Commitment Percentages.

             (iv) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

        (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

        (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

        (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

        (g) This Agreement and the other Loan Documents are the result of negotiations among and has been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.



1.3     Accounting and Financial Determinations. For purposes of this
        ---------------------------------------
Agreement, unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with GAAP. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then the Company and Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of the Company shall be the same as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by the Company and the Majority Lenders, (A) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) the Company shall prepare footnotes to each Borrowing Base certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (x) changes in accounting principles required by GAAP and implemented by the Company and (y) changes in accounting principles recommended by the Company's certified public accountants. All effects of purchase accounting principles (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) shall be excluded for purposes of preparation of financial statements and other calculations and information to be provided to the Lender.

                                  ARTICLE II

                                  THE CREDITS
                                  -----------

2.1  Amounts and Terms of Commitments.
     --------------------------------

(a)  The Term Credit.  Each Lender severally agrees, on the terms and conditions
     ---------------
     set forth herein, to make a single loan to the Company (each such loan, a

     "Term Loan") on the Closing Date in an amount not to exceed such Lender's
     ----------
     Commitment Percentage of the Term Commitment. Amounts borrowed as Term Loans which are repaid or prepaid by the Company may not be reborrowed.

(b)  The Revolving Credit.  Each Lender severally agrees, on the terms and
     --------------------
     conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business Day during the period
        --------------
     from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite the Lender's name on the applicable signature page hereto (such amount, as the same may be reduced under Section 2.5 or as a result of one or more
                                   -----------
     assignments under Section 11.8, the Lender's "Commitment"); provided, that,
                       ------------                ----------    --------
     after giving effect to any Borrowing of Revolving Loans, the Effective Amount of all outstanding Revolving Loans and the Effective Amount of all L/C Obligations, shall not at any time exceed the Maximum Loan Availability; and provided further, that the Effective Amount of the
                   --- -------- -------
     Revolving Loans of any Lender, plus the participation of such Lender in the Effective Amount of all L/C Obligations shall not at any time exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(b), prepay under Section 2.6 and reborrow under
                ---------------               -----------
     this Section 2.01(b).
          ---------------

2.2  Notes.
     -----

(a) The Term Loans made by each Lender are evidenced by a Term Note payable to the order of that Lender in an amount equal to its Commitment Percentage of the Term Commitment. The Revolving Loans made by each Lender are evidenced by a Revolving Loan Note payable to the order of that Lender in an amount equal to its Commitment.

(b) Each Lender will endorse on the schedules annexed to its Notes, the date, amount and maturity of each respective Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each Lender is irrevocably authorized by the Company to endorse its Notes and each Lender's record shall be conclusive absent manifest error; provided,
                                                                     --------
     that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Lender.

2.3  Procedure for Borrowing.
     -----------------------

(a) Each Borrowing of Revolving Loans shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 10:00 a.m. Chicago time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

        (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of five hundred thousand dollars ($500,000) or any multiple of five hundred thousand dollars ($500,000) in excess thereof;

        (B)  the requested Borrowing Date, which shall be a Business Day;

        (C)  the Type of Loans comprising the Borrowing; and

        (D) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months;

notwithstanding the foregoing, the Company shall not be permitted, without the Agent's consent, to submit a Notice of Borrowing which includes Offshore Rate Loans prior to September 20, 1998.

(b) The Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's Commitment Percentage of that Borrowing.

(c) Each Lender will make the amount of its Commitment Percentage of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 2:00 p.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

(d) After giving effect to any Borrowing, there may not be more than eight different Interest Periods in effect.

2.4  Conversion and Continuation Elections.
     -------------------------------------

(a)  The Company may, upon irrevocable written notice to the Agent:

(i) elect, on any Business Day, in the case of Base Rate Loans, or on the last day of the applicable Interest Period, in the case of any Offshore Rate, to convert any such Loans (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $500,000 in excess thereof) into Loans of any other Type; or

(ii) elect to renew on the last day of the applicable Interest Period any Revolving Loans or Term Loans having Interest Periods maturing on such day (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $500,000 in excess thereof);

provided, that if at any time the aggregate amount of Offshore Rate Loans in
--------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

(b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 10:00 a.m. (Chicago time) at least
     (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and
     (ii) one Business Day prior to the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

        (A)  the proposed Conversion/Continuation Date;

        (B)  the aggregate amount of Loans to be converted or renewed;

        (C) the Type of Loans resulting from the proposed conversion or continuation; and

        (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

(c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, as the case may be, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

(d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

(e) Unless the Majority Lenders otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

(f) After giving effect to any conversion or continuation of Loans, there may not be more than eight different Interest Periods in effect.

        2.5  Voluntary Termination or Reduction of Revolving Commitments.
             -----------------------------------------------------------
The Company may, upon not less than five Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans, and L/C Obligations together would exceed the amount of the combined Commitments then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied pro rata to each Lender's Commitment. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the combined Commitments shall be applied to reduce the L/C Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

        2.6  Optional Prepayments. Subject to Section 4.4, the Company may,
             --------------------
without penalty or premium, at any time or from time to time, upon not less than one Business Day's irrevocable notice to the Agent, ratably prepay Loans in whole or in part, in minimum amounts of $500,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment, whether such prepayment should be applied to the Term Loans or the Revolving Loans and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Commitment Percentage of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.4. Optional prepayments of Term Loans shall be applied pro rata to all subsequent regularly scheduled principal payments.

        2.7  Mandatory Prepayments of Loans; Mandatory Commitment Reductions.
             ---------------------------------------------------------------
If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the L/C Commitment. Subject to Section 4.4, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Revolving Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the Maximum Loan Availability, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess.

        2.8  Repayment.
             ---------
             (a)  The Term Credit. The Company shall repay the Term Loans on
                  ---------------
the last Business Day of each calendar quarter of each year (commencing on December 31, 1998) and on the Term Maturity Date (each a "Principal Payment
                                                          -----------------
Date") in an aggregate amount equal to the amount set forth below opposite such
----
Principal Payment Date:

Principal Payment Date                             Amount
--------------------------------                   ---------------------------

December 31, 1998
Through September 30, 1999                         $  750,000

December 31, 1999
Through September 30, 2000                         $1,250,000

December 31, 2000
Through June 30, 2001                              $1,750,000

Term Maturity Date                                 Balance of Term Loans
                                                   then outstanding


(b)  The Revolving Credit.  The Company shall repay to the Lenders in full on
     --------------------
     the Revolving Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

2.9  Interest.
     --------
(a) Each Revolving Loan and Term Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under

     Section 2.4), plus the Applicable Margin.
     -----------   ----
(b) Interest on each Revolving Loan and Term Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans under Section 2.6 or 2.7, upon payment
                                             -----------    ---
     (including prepayment) in full of all Loans hereunder and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Lenders.
(c)  Notwithstanding clause (a) of this Section, while any Event of Default
                     ----------
     under Section 9.1(a) exists or following written notice from the Majority
           --------------
     Lenders while any other Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans due and unpaid, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans; provided,
                                                                       --------
     that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus 2%.

(d) Anything herein to the contrary notwithstanding, the obligations of the Company hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

2.10  Fees.  In addition to certain fees described in Section 3.8:
      ----                                            -----------
(a)  Arrangement Fee.  The Company shall pay to the Arranger for the Arranger's
     ---------------
     own account an arrangement fee as required by the letter agreement between the Company and the Arranger dated July 17, 1998.

(b)  Commitment Fees.  The Company shall pay to the Agent for the account of
     ---------------
     each Lender a commitment fee on the average daily unused portion of such Lender's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, at a rate per annum equal to the Commitment Fee Applicable Margin from time to time in effect. For purposes of calculating utilization under this subsection, the Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding, plus the Effective Amount of L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on September 30, 1998 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any
                                        --------
     reduction or termination of Commitments under Section 2.5, the accrued
                                                   -----------
     commitment fee calculated for the period ending on the date of such reduction or termination shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are
                                                                  ---------
     not met.

(c)  Agency Fee.  The Company shall pay to the Agent for the Agent's own account
     ----------
     an agency fee in the amount and at the times set forth in a letter agreement between the Company and the Agent dated July 17, 1998.

2.11  Computation of Fees and Interest.
      --------------------------------

(a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

2.12  Payments by the Company.
      -----------------------

(a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Lenders at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 12:00 noon (Chicago time) on the date specified herein. The Agent will promptly distribute to each Lender its pro rata share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 noon (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

(b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

(c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Lenders that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

2.13  Payments by the Lenders to the Agent.
      ------------------------------------

(a) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Lender's Commitment Percentage of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Lender shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

(b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

2.14 Sharing of Payments, Etc. If, other than as expressly provided elsewhere
     -------------------------
     herein, any Lender shall obtain on account of the Loans made by it any non-pro rata payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, that if all or any portion of such excess payment is
           --------
     thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's Commitment Percentage (according to the proportion of (i) the amount of such paying Lender's required repayment to
     (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.9) with respect
                                                     ------------
     to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

ARTICLE III

                             THE LETTERS OF CREDIT
                             ---------------------

3.1  The Letter of Credit Subfacility.
     --------------------------------

(a)  On the terms and conditions set forth herein (i) the Issuing Bank agrees,
     (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company for itself or on behalf of Stuart Hall, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.2(c) and 3.02(d), and (B) to honor drafts under the Letters
          ---------------     -------
     of Credit; and (ii) the Lenders severally agree to participate in Letters of Credit Issued for the account of the Company; provided, that the Issuing
                                                      --------
     Bank shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Effective Amount of all L/C
                            -------------
     Obligations plus the Effective Amount of all Revolving Loans exceeds the combined Commitments, (2) the participation of such Lender in the Effective Amount of all L/C Obligations plus the Effective Amount of the Revolving Loans of such Lender exceeds such Lender's Commitment, or (3) the Effective Amount of L/C Obligations exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

(b)  The Issuing Bank is under no obligation to Issue any Letter of Credit if:

        (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

        (ii) the Issuing Bank has received written notice from any Lender, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;
                                            ---------

       (iii) the expiry date of any requested Letter of Credit is (A) more than one year after the date of Issuance, unless the Majority Lenders have approved such expiry date in writing, or (B) after the Revolving Termination Date, unless all of the Lenders have approved such expiry date in writing;

        (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank; or

        (v) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person.

3.2  Issuance, Amendment and Renewal of Letters of Credit.
     ----------------------------------------------------

(a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

(b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.1(a) as a result of the limitations set
                              --------------
     forth in clauses (1) through (3) thereof or Section 3.1(b)(ii); or (B) that
                                                 ------------------
     one or more conditions specified in Article V are not then satisfied; then,
                                         ---------
     subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

(c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended;
     (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

(d) The Issuing Bank and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and
     (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or
     (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of

     Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.2(e) upon the request of the Company but the Issuing Bank
     -----------------
     shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

(e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Termination Date.

(f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

(g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

3.3   Existing BofA Letters of Credit; Risk Participations, Drawings and
      -----------------------------------------------------------------
Reimbursements.
--------------

(a)  On and after the Closing Date, the Existing BofA Letters of Credit shall be deemed for all purposes, including for purposes of the fees to be collected pursuant to subsections 3.8(a) and 3.8(c), and reimbursement of
                           ------------------     -----
     costs and expenses to the extent provided herein, Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement. Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the Closing Date a participation in each such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Commitment Percentage times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of
     Section 2.1(b) and Section 2.10(b), the Existing BofA Letters of Credit
     -------------      ---------------
     shall be deemed to utilize pro rata the Commitment of each Lender.

(b) Immediately upon the Issuance of each Letter of Credit in addition to those described in Section 3.3(a), each Lender shall be deemed to, and hereby
                  --------------
     irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Commitment Percentage of such Lender, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.1(b),
                 --------------
     each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Lender by an amount equal to the amount of such participation.

(c) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank prior to 10:00 a.m. (Chicago time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an
                                                          ----------
     amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 10:00 a.m. (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in Section 5.2. Any notice given by the Issuing
                                 -----------
     Bank or the Agent pursuant to this Section 3.3(c) may be oral if
                                        --------------
     immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(d)  Each Lender shall upon any notice pursuant to Section 3.3(c) make available
                                                   --------------
     to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Commitment Percentage of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 3.3(e)) each be deemed to have made a
                               --------------
     Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Lender's Commitment Percentage of the amount of the drawing by no later than 12:00 noon (Chicago time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 3.3.
                                                 -----------
(e) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.2 or for any other reason, the Company shall be deemed to have
        -----------
     incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Lender's payment to the Issuing Bank pursuant to Section 3.3(d) shall be deemed payment in respect of its
                 --------------
     participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this
     Section 3.3.
     -----------

(f) Each Lender's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this Section 3.3, as a
                                                              -----------
     result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank, the Company or any other Person for any reason whatsoever;
     (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided,
                                                                       --------
     that each Lender's obligation to make Revolving Loans under this Section
                                                                      -------
     3.3 is subject to the conditions set forth in Section 5.2.
     ---                                           -----------

3.4  Repayment of Participations.
     ---------------------------

(a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has paid the Agent for the account of the Issuing Bank for such Lender's participation in the Letter of Credit pursuant to Section 3.3 or (ii) in payment of interest thereon, the Agent
                 -----------
     will pay to each Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Lender's Commitment Percentage of such funds, and the Issuing Bank shall receive the amount of the Commitment Percentage of such funds of any Lender that did not so pay the Agent for the account of the Issuing Bank.

(b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to

     Section 3.4(a) in reimbursement of a payment made under the Letter of
     --------------
     Credit or interest or fee thereon, each Lender shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Commitment Percentage of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

3.5  Role of the Issuing Bank.
     ------------------------

(a) Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

(b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Majority Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

(c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit;

     provided, that this assumption is not intended to, and shall not, preclude
     --------
     the Company's pursuing such rights and remedies
     as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.6; provided, however, anything in such clauses
                      -----------  --------
     to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

3.6  Obligations Absolute.  The obligations of the Company under this Agreement
     --------------------
     and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

        (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

        (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

        (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

        (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

        (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

        (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

        (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor;

     provided, however, that the Company shall not be obligated to reimburse the Issuing Bank for any wrongful payment made by the Issuing Bank under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuing Bank or any of its officers, employees or agents.

3.7  Cash Collateral Pledge.  Upon (i) the request of the Agent, (A) if the
     ----------------------
     Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or
     (B) if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in Section 2.7(a) requiring the
                                                  --------------
     Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the Obligations in an amount equal to the L/C Obligations.

3.8  Letter of Credit Fees.
     ---------------------

(a) The Company shall pay to the Agent for the account of each of the Lenders a letter of credit fee with respect to the Letters of Credit at a rate per annum equal to the Offshore Rate Applicable Margin in effect from time to time of the average daily maximum amount available to be drawn of the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

(b) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

3.9  Uniform Customs and Practice.  The Uniform Customs and Practice for
     ----------------------------
     Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at the time of issuance of any Letter of Credit shall
      ---
     (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

                                  ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

4.1  Taxes.
     -----
(a) Any and all payments by the Company to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes; provided, that the Lender
                                                      --------
     has complied with the requirements of Section 10.10.  In addition, the
                                           -------------
     Company shall pay all Other Taxes.

(b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

        (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

        (ii)  the Company shall make such deductions and withholdings;

        (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

        (iv) the Company shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, Further Taxes in the amount that the respective Lender specifies in good faith as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

(c) The Company agrees to indemnify and hold harmless each Lender and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the respective Lender specifies in good faith as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor. Any refund or rebate actually received, or the amount of any credit of which such Lender or Agent actually makes use by a Lender or the Agent of Taxes, Other Taxes or Further Taxes for which such Lender or the Agent, as the case may be, has received indemnification from the Company shall be credited to the Company's account with such Lender or the Agent to be applied against Obligation then existing or thereafter arising or if no such Obligation exists, shall be paid over to the Company within 60 days after receipt thereof or actual use of any credit with respect thereto.

(d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Lender or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Agent.

(e) If the Company is required to pay any amount to any Lender or the Agent pursuant to subsection (b) or (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

4.2  Illegality.
     ----------
(a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Lender to the Company through the Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until the Lender notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

(b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of
                                        -----------
     the Interest Period thereof, if the Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

(c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Lender through the Agent that all Loans which would otherwise be made by the Lender as Offshore Rate Loans shall be instead Base Rate Loans.

(d) Before giving any notice to the Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

4.3  Increased Costs and Reduction of Return.
     ---------------------------------------
(a) If any Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate or in respect of the assessment rate payable by any Lender to the FDIC for insuring U.S. deposits) in or in the interpretation of any law or regulation (other than those relating to Taxes for which provision is made under Section 4.1) or (ii) the compliance by that Lender with any guideline
           -----------
     or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

(b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
     (iv) compliance by the Lender (or its Lending Office) or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, Loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Company through the Agent, the Company shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

4.4  Funding Losses.  The Company shall reimburse each Lender and hold each
     --------------
Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

(a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

(b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

(c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.6;
                            -----------

(d)  the prepayment (including pursuant to Section 2.7) or other payment
                                           -----------
     (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

(e)  the automatic conversion under Section 2.4 of any Offshore Rate Loan to a
                                    -----------
     Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Lenders under this Section and under Section 4.3(a), each Offshore Rate Loan made by a Lender (and each related
      --------------
reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

4.5  Inability to Determine Rates.  If any Lender or the Agent determines that
     ----------------------------
for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to such party of funding such Loan, the Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of the Majority Lenders revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans, as the case may be.

4.6  Certificates of Lenders.  Any Lender claiming reimbursement or compensation
     -----------------------
under this Article IV shall deliver to the Company (with a copy to the Agent) a
           ----------
certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

4.7 Substitution of Lenders. Upon the receipt by the Company from any Lender (an
    ------------------------
"Affected Lender") of a claim for compensation under Section 4.1 or 4.3, the
                                                     -----------    ---
Company may: (i) request the Affected Lender to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Company to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitment (a "Replacement Lender"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitment; or (iii) designate a Replacement Lender. Any such designation of a Replacement Lender under clause (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

4.8  Survival.  The agreements and obligations of the Company in this Article IV
     --------                                                         ----------
shall survive the payment of all other Obligations.


                                   ARTICLE V

                              CONDITIONS PRECEDENT
                              --------------------

5.1  Conditions of Initial Credit Extensions.  The obligation of each Lender to
     ---------------------------------------
make its initial Credit Extension hereunder is subject to the condition that the Agent have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Lender, and in sufficient copies for each Lender:

(a)  Credit Agreement.  This Agreement duly executed by the Company and the
     ----------------
     Parent;

(b)  Notes.  The respective Notes duly executed by the Company to the order of
     -----
     each Lender;

(c)  Security Agreements.  Security Agreements duly executed by the Company and
     -------------------
     Stuart Hall, respectively, together with all schedules thereto;

(d)  Trademark Security Agreements.  Trademark Security Agreements duly executed
     -----------------------------
     by the Company and Stuart Hall, respectively, together with all schedules thereto;

(e)  Mortgage.  The Mortgage duly executed by the Company, together with an ALTA
     --------
     Loan Policy of Title Insurance with such endorsements as the Agent may reasonably request, insuring the Agent in an amount reasonably acceptable to the Agent and specifying the Mortgage as a first lien or charge subject only to Permitted Liens;

(f)  Leasehold Mortgage. The Leasehold Mortgage duly executed by Stuart Hall
     ------------------
     encumbering Stuart Hall's leasehold estate created pursuant to the Kansas City Lease, together with an ALTA Leasehold Loan Policy of Title Insurance with such endorsements as the Agent may reasonably request, insuring the Agent in an amount reasonably acceptable to the Agent and specifying the Leasehold Mortgage as a first priority lien or charge on Stuart Hall's interest in the Kansas City Lease, subject only to the standard survey exception contained therein, Permitted Liens.

(g)  Landlord's Consent.  A Landlord's Consent executed by the respective
     ------------------
     landlord of each parcel of real property set forth on Schedule 6.18 hereto
                                                           -------------
     as leased by the Borrower or Stuart Hall, as the case may be (other than such parcel of real property leased by the Borrower in California);

(h)  Guaranty.  A Guaranty duly executed by Stuart Hall;
     --------

(i)  Pledge Agreement.  The Pledge Agreements duly executed by the Parent and
     ----------------
     the Company, together with stock certificate(s) pledged thereunder and related undated blank stock power(s);

(j)  Public Filings.  Evidence of each filing, registration or recordation (and
     --------------
     payment of any necessary fee, tax or expense relating thereto) with respect to each document (including, without limitation, any UCC financing statement) required by the Loan Documents or under law or requested by the Agent to be filed, registered or recorded in order to create, in favor of the Agent a perfected first Lien on the Collateral (except with respect to any foreign intellectual property);

(k)  Insurance.  Evidence that the Company and the Subsidiaries have obtained
     ---------
     the insurance policies required by this Agreement and the Collateral Documents to which each is a party;

(l)  Resolutions; Incumbency.
     -----------------------
        (i) Copies of the resolutions of the board of directors of the Company, the Parent and Stuart Hall authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

        (ii) A certificate of the Secretary or Assistant Secretary of the Company, the Parent and Stuart Hall certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

(m)  Organization Documents; Good Standing. Each of the following documents:
     -------------------------------------

        (i) the articles or certificate of incorporation and the bylaws of the Company, the Parent and Stuart Hall as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date; and

        (ii) a good standing certificate for the Company, the Parent and Stuart Hall from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company or Stuart Hall is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

(n)  Acquisition.  A certificate signed by a Responsible Officer of the Company,
     -----------
     dated as of the Closing Date, to which is attached a true and correct copy of the Acquisition Agreement and pro forma consolidated financial statements of the Company and its consolidated Subsidiaries for the period commencing on January 1, 1998 and ending on the last day of the most recently completed calendar month calculated as if the Company's Acquisition of Stuart Hall occurred on January 1, 1998 and stating that the acquisition by the Company of all of the capital stock of Stuart Hall has been consummated in accordance with the terms of the Acquisition Agreement;

(o)  CMP Debt.  A certificate signed by a Responsible Officer of the Parent,
     --------
     dated as of the Closing Date, to which is attached a true and correct copy of the CMP Loan Agreement and stating that (i) the Parent is in receipt of loan proceeds pursuant to the CMP Loan

     Agreement of not less than $40,000,000 and (ii) the Parent has made a capital contribution to the Company of funds in an amount of not less than $40,000,000;

(p)  Subordination Agreement.  A Subordination Agreement duly executed by
     -----------------------
     Citicorp Mezzanine Partners, L.P. and the Agent and acknowledged by the Parent;


(q)  Legal Opinions.  An opinion of Kirkland & Ellis, counsel to the Company and
     --------------
     addressed to the Agent and the Lenders, substantially in the form of

     Exhibit D;
     ---------

(r)  Payment of Fees.  Evidence of payment by the Company of all accrued and
     ---------------
     unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 10.4;
                                    -------------     ----

(s)  Certificate.  A certificate signed by a Responsible Officer of each of the
     -----------
     Company and the Parent, dated as of the Closing Date, stating that:

        (i)   the representations and warranties contained in Article VI are
                                                             ----------
              true and correct on and as of such date, as though made on and as of such date;

        (ii) no Default or Event of Default exists or would result from the Credit Extension; and

        (iii) there has occurred since December 31, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(t)  Borrowing Base.  A certificate signed by a Responsible Officer of the
     --------------
     Company, substantially in the form of Exhibit L attached hereto, containing
                                           ---------
     a computation of the Borrowing Base as of the last day of the calendar month immediately preceding the Closing Date; and

(u)  Other Documents.  Such other approvals, opinions, documents or materials as
     ---------------
     the Agent or any Lender may request.

5.2  Conditions to All Credit Extensions.  The obligation of each Lender to make
     -----------------------------------
any Loan to be made by it (including its initial Loan) and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

(a)  Notice, Application.  The Agent shall have received (with, in the case of
     -------------------
     the initial Loan only, a copy for each Lender) a Notice of Borrowing or in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2;
                       -----------

(b)  Continuation of Representations and Warranties.  The representations and
     ----------------------------------------------
     warranties in Article VI shall be true and correct in all material respects
                   ----------
     on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

(c)  No Existing Default.  No Default or Event of Default shall exist or shall
     -------------------
     result from such Borrowing.

Each Notice of Borrowing and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Issuance Date, as applicable, that the conditions in

Section 5.2 are satisfied.
-----------

                                  ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Each of the Company and the Parent represents and warrants to the Agent and each Lender that:

6.1  Corporate Existence and Power.  The Company, the Parent and each
     -----------------------------
Subsidiary:

(a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) has the power and authority and all material governmental licenses, authorizations, consents and approvals necessary to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which each is a party;

(c) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

(d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.2  Corporate Authorization; No Contravention.  The execution, delivery and
     -----------------------------------------
performance by each of the Company, the Parent and the Subsidiaries of this Agreement and/or any other Loan Document or Transaction Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

(a)  contravene the terms of any of that Person's Organization Documents;

(b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any document evidencing any material Contractual

     Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

(c)  violate any Requirement of Law.

6.3  Governmental Authorization.  No approval, consent, exemption,
     --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company, the Parent or any Subsidiaries of the Agreement or any other Loan Document or Transaction Document to which each is a party which shall not have been obtained prior to closing.

6.4  Binding Effect.  This Agreement and/or each other Loan Document or
     --------------
Transaction Document to which the Company, the Parent or any Subsidiaries is a party constitutes the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

6.5  Litigation.  There are no actions, suits, proceedings, claims or disputes
     ----------
pending, or to the best knowledge of the Company and the Parent, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, the Parent or the Subsidiaries or any of their respective properties which:

(a) specifically purport to affect or pertain to this Agreement or any other Loan Document or Transaction Document, or any of the transactions contemplated hereby or thereby; or

(b) in any one case or in the aggregate, if determined adversely to the Parent, the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

6.6  No Default.  No Default or Event of Default exists or would result from the
     ----------
incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section 9.1(e).
                       --------------

6.7  ERISA Compliance.
     ----------------

(a)  Except as specifically disclosed in Schedule 6.7, each Plan is in
                                         ------------
     compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company and the Parent, nothing has occurred which would cause the loss of such qualification.

(b) There are no pending, or to the best knowledge of Company and the Parent, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably result in a Material Adverse Effect.

(c)  Except as specifically disclosed in Schedule 6.7, no ERISA Event has
                                         ------------
     occurred or is reasonably expected to occur with respect to any Pension
     Plan.

(d)  Except as specifically disclosed in Schedule 6.7, no Pension Plan has any
                                         ------------
     Unfunded Pension Liability. The aggregate Unfunded Pension Liability for all Pension Plans does not exceed $250,000.

(e)  Except as specifically disclosed in Schedule 6.7, the Company has not
                                         ------------
     incurred, nor does it reasonably expect to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA).

(f)  Except as specifically disclosed in Schedule 6.7, neither the Company, the
                                         ------------
     Parent nor any Subsidiary has transferred any Unfunded Pension Liability to any Person or otherwise engaged in a transaction that could be subject to
     Section 4069 of ERISA.

(g) No trade or business (whether or not incorporated under common control with the Company within the meaning of Section 414(b), (c), (m) or (o) of the
     Code) maintains or contributes to any Pension Plan or other Plan subject to
     Section 412 of the Code.  Except as specifically disclosed in Schedule 6.7,
                                                                   ------------
     neither the Company nor any Person under common control with the Company (as defined in the preceding sentence) has ever contributed to any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

6.8  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are to be
     -----------------------------------
used solely for the purposes set forth in and permitted by Section 7.11 and
                                                           ------------
Section 8.7.  Neither the Company, the Parent nor any Subsidiary is generally
-----------
engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

6.9  Title to Properties.  The Company and each Subsidiary have good record and
     -------------------
marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing

Date, the property of the Company, the Parent and each Subsidiary is subject to no Liens, other than Permitted Liens.

6.10  Taxes.  The Company, the Parent and each Subsidiary have filed all Federal
      -----
and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP or for which appropriate extensions have been received. The Company has no actual knowledge of any tax assessment against the Company, the Parent or any Subsidiary that would, if made, have a Material Adverse Effect.

6.11  Financial Condition.
      -------------------
(a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1997, the unaudited financial statements of the Company and its Subsidiaries dated June 30, 1998 and the related consolidated statements of income or operations, shareholders' equity and cash flows for the respective fiscal periods ended on such dates:

        (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject, in the case of the unaudited statements, to ordinary, good faith year end audit adjustments;

        (ii) fairly present the financial condition of the Company and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby; and

        (iii) except as specifically disclosed in Schedule 6.11, show all
                                           -------------
              material Indebtedness and other material liabilities, direct or contingent, of the Parent and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

(b)  Since December 31, 1997 there has been no Material Adverse Effect.

6.12  Environmental Matters.  Each of the Company, the Parent and each
      ---------------------
Subsidiary conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof each such Person has reasonably concluded that, except as specifically disclosed in Schedule 6.12,
                                                               -------------
such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.13  Regulated Entities.  None of the Parent, any Person controlling the
      ------------------
Parent, or any Subsidiary of the Parent, is an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended. None of the Company, the Parent or any Subsidiary of the Parent is a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.material

6.14  No Burdensome Restrictions.  Neither the Company nor the Parent nor any
      --------------------------
Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

6.15  Copyrights, Patents, Trademarks and Licenses, etc. The Company, the Parent
      --------------------------------------------------
or the Subsidiaries own or are licensed or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, copyrights and contractual franchises that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company and the Parent, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company, the Parent or any Subsidiary infringes in any material respect upon any rights held by any other Person except to the extent any such infringement could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in
Schedule 6.5, no claim or litigation regarding any of the foregoing is pending
------------
or threatened, and no statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

6.16  Subsidiaries.  The Company is a Wholly-Owned Subsidiary of the Parent and
      ------------
the Parent has no other Subsidiaries. The Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 6.16 hereto and has no
                                                 -------------
equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.16.
                                      -------------

6.17  Insurance.  Except as specifically disclosed in Schedule 6.17, the
      ---------                                       -------------
properties of the Company, the Parent and the Subsidiaries are insured with insurance companies not Affiliates of the Parent, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company, the Parent or such Subsidiary operates.

6.18  Real Property.  Schedule 6.18 hereto sets forth, as of the Closing Date, a
      -------------   -------------
complete and accurate list of the address and legal descriptions of any real property owned or leased by the Company and each Subsidiary. The Parent does not own or lease any real property.

6.19  Transaction Documents.  As of the Closing Date, all representations and
      ---------------------
warranties of the Parent or the Company set forth in any of the Transaction Documents are true and correct in all material respects.

6.20  Solvency.  As of the Closing Date, each of the Company, the Parent and
      --------
each Subsidiary is Solvent.

6.21  Year 2000.  On the basis of a comprehensive review and assessment of the
      ---------
Company's systems and equipment and inquiry made of Company's material suppliers, vendors and customers, the Company reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a Material Adverse Effect. The Company has developed feasible contingency plans which it believes are adequate to address on a timely basis the Year 2000 problem.

6.22  Full Disclosure.  None of the representations or warranties made by the
      ---------------
Company, the Parent or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company, the Parent or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than wholly contingent indemnification obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Lenders waive compliance in writing:

7.1  Financial Statements.  The Company shall deliver to the Agent, in form and
     --------------------
detail satisfactory to the Agent and the Majority Lenders, with sufficient copies for each Lender:

(a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheets of each of the Company and its Subsidiaries and the Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Ernst & Young, L.L.P. or another nationally-recognized independent public accounting firm ("Independent
                                                                -----------
     Auditor") which reports shall state that such consolidated financial
     -------
     statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's, the Parent's or any Subsidiary's records;

(b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer of the Company as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

(c) as soon as available, but not later than 30 days after the end of each of the first two calendar months in each fiscal quarter, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such calendar month and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such calendar month, and certified by a Responsible Officer of the Company as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

(d) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of an unaudited consolidating balance sheet of each of the Company and its Subsidiaries and the Parent and its Subsidiaries as at the end of such year and the related consolidating statement of income, shareholders' equity and cash flows for such year, certified by a Responsible Officer of such Person as having been developed and used in connection with the preparation of the financial statements referred to in
     Section 7.1(a);
     --------------

(e) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidating balance sheets of the Company and its Subsidiaries, and the related consolidating statements of income, shareholders' equity and cash flows for such quarter, all certified by a Responsible Officer of the Company as having been developed and used in connection with the preparation of the financial statements referred to in Section 7.1(b).
                                                            --------------

7.2  Certificates; Other Information.  The Company shall furnish to the Agent,
     -------------------------------
with sufficient copies for each Lender:

(a)  concurrently with the delivery of the financial statements referred to in
     Section 7.1(a), a certificate of the Independent Auditor stating that in
     --------------
     making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

(b) concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and (b), a Compliance Certificate executed by a Responsible
     ---------------     ---
     Officer of the Company;

(c) promptly, copies of all financial statements and reports that the Company or the Parent sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company, the Parent or any Subsidiary may make to, or file with, the SEC;

(d) as soon as available, but in any event within 45 days after the beginning of each fiscal year of the Company, a copy of the plan and forecast (including a projected closing consolidated and consolidating balance sheet, income statement and funds flow statements) of the Company for such fiscal year;

(e) within fifteen (15) days after the end of each month, an aging of all Accounts and an aging of all accounts payable as of the end of such month certified by a Responsible Officer of the Company, in form and content acceptable to the Agent;

(f) within fifteen (15) days after the end of each month, an Inventory report as of the end of such month for all Inventory locations certified by a Responsible Officer of the Company, in form and content acceptable to the Agent;

(g) on the thirtieth (30th) of each month (unless such day is not a Business Day, in which case on the next immediately succeeding Business Day thereafter), a certificate signed by a Responsible Officer of the Company, substantially in the form of Exhibit L attached hereto, containing a
                                  ---------
     computation of the Borrowing Base as of the last day of the immediately preceding month; and

(h) promptly, such additional information regarding the business, financial or corporate affairs of the Company, the Parent or any Subsidiary as the Agent, at the request of any Lender, may from time to time reasonably request.

7.3  Notices.  The Company and the Parent shall promptly (but in any event
     -------
within three (3) Business Days after any Responsible Officer of such Person becomes aware) notify the Agent and each Lender:

(a) of the occurrence of any Default or Event of Default, together with a description in reasonable detail of the circumstances relating to such incurrence;

(b) of any matter that has resulted in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company, the Parent or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company, the Parent or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company, the Parent or any Subsidiary; including pursuant to any applicable Environmental Laws;

(c) of any of the following events affecting the Company, the Parent or any Subsidiary, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or the Parent with respect to such event:

        (i) an ERISA Event which could reasonably be expected to result in liability to the Company or the Parent on a consolidated basis in excess of $100,000;

        (ii)   if any of the representations and warranties in Section 6.7
                                                               -----------
               ceases to be true and correct;

        (iii)  the adoption of any new Pension Plan or other Plan subject to
               Section 412 of the Code or the agreement to make contributions to any new Pension Plan or other Plan subject to the Section 412 of the Code which could reasonably be expected to result in liability to the Company or the Parent on a consolidated basis in excess of $100,000;

(iv) the adoption of any amendment to a Pension Plan or other Plan subject to
     Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability which could reasonably be expected to result in liability to the Company or the Parent on a consolidated basis in excess of $100,000; and

(d) of any material change in accounting policies or financial reporting practices by the Company, the Parent or any of its consolidated Subsidiaries.

          Each notice under this Section shall be accompanied by a written statement by a Responsible Officer of the Person giving such notice setting forth details of the occurrence referred to therein, and stating what action the Company, the Parent or any affected Subsidiary proposes to take with respect thereto and at what time.

7.4  Preservation of Corporate Existence, Etc.  The Company and the Parent
     ----------------------------------------
shall, and shall cause each Subsidiary to:

(a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

(b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and

(c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

7.5  Maintenance of Property.  Subject to the provisions of Section 8.2, the
     -----------------------                                -----------
Company and the Parent shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

7.6  Insurance.  The Company shall maintain, and shall cause each Subsidiary to
     ---------
maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

7.7  Payment of Obligations.  The Company and the Parent shall, and shall cause
     ----------------------
each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

(a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company, the Parent or such Subsidiary, as the case may be;

(b) all other lawful claims which, if unpaid, would by law become a Lien upon its property; and

(c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

7.8  Compliance with Laws.  The Company and the Parent shall comply, and shall
     --------------------
cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

7.9  Inspection of Property and Books and Records.  The Company and the Parent
     --------------------------------------------
shall maintain, and shall cause each Subsidiary to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company, the Parent and such Subsidiary. The Company and the Parent shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Lender to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, when an Event of Default exists the Agent or any Lender may
         --------
do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice; provided, further, that prior to the
                                           --------  -------
occurrence of an Event of Default, such examinations shall be limited to not more than four separate examinations per calendar year. For the avoidance of doubt, prior to the occurrence of an Event of Default, neither the Agent nor any Lender shall contact customers of the Company or any of its Subsidiaries in connection with this Agreement or any other Loan Document.

7.10  Environmental Laws.  The Company and the Parent shall, and shall cause
      ------------------
each Subsidiary to, conduct its operations and keep and maintain its property in material compliance with all Environmental Laws.

7.11  Use of Proceeds. The Company shall use the proceeds of (a) the Term Loans
      ---------------
to consummate the Acquisition Agreement and (b) the Revolving Loans for working capital and other general corporate (including, without limitation, consummation of the Acquisition Agreement) purposes not in contravention of any Requirement of Law or of any Loan Document.

7.12  Maintenance of Bank Accounts  Maintain all bank accounts of the Parent,
      ----------------------------
the Company and each Subsidiary with the Agent which accounts shall be subject to the customary fees of the Agent; provided, that the Company and its
                                    --------
Subsidiaries may maintain in the ordinary course of business one or more payroll and other operating accounts with parties other than the

Agent, provided, further, that the aggregate deposit balances in all such
       --------  -------
accounts shall at no time exceed $500,000.


7.13  Annual Clean-Up. For a period of not less than thirty (30) consecutive
      ---------------
days occurring between September 30 and November 15 of each fiscal year, reduce the aggregate outstanding principal amount of Revolving Loans plus accrued interest thereon to $25,000,000 or less.

                                 ARTICLE VIII

                               NEGATIVE COVENANTS
                               ------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than wholly contingent indemnification obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Lenders waive compliance in writing:

8.1  Limitation on Liens.  The Company and the Parent shall not, and shall not
     -------------------
suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
-----------------

(a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 8.1;
                                   ------------
(b)  any Lien created under any Loan Document;

(c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of
                                         -----------
     lien has been filed or recorded under the Code;

(d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

(f) Liens on the property of the Company or its Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

(g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $250,000;

(h) easements, encroachments, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

(i) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                             -------- ----
     dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

(j) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assume for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such
                                                  -------- ----
     Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, provided, that such Indebtedness is otherwise permitted hereunder;
     --------  ----

(k)  Liens securing Capitalized Lease Liabilities, provided, that such
                                                   --------
     Indebtedness is otherwise permitted; and

(l) other Liens securing Indebtedness the aggregate principal amount of which shall not at any time exceed $100,000.

8.2  Disposition of Assets.  The Company and the Parent shall not, and shall not
     ---------------------
suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise voluntarily dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

(a) dispositions of inventory, or used, worn-out or surplus equipment or equipment that is no longer used by or useful to such Person in the conduct of its business, all in the ordinary course of business;

(b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

(c) dispositions of assets by any Subsidiary to the Company or any Wholly-Owned Subsidiary pursuant to reasonable business requirements;

(d) dispositions of other assets by the Company or any Subsidiary in an aggregate amount not to exceed $250,000, provided, that both before and
                                              --------
     after giving effect to such disposition no Default or Event of Default shall have occurred and be continuing;

(e) licensing for fair consideration of intellectual property of the Company or any Subsidiary in the ordinary course of business; and

(f) leases and subleases for fair consideration of real property owned or leased by the Company or its Subsidiaries which is no longer used or useful in the conduct of their respective businesses.

8.3  Consolidations and Mergers.  The Company and the Parent shall not, and
     --------------------------
shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

(a) any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

(b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary.

8.4  Loans and Investments.  The Company and the Parent shall not purchase or
     ---------------------
acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company, except for:

(a) investments in cash equivalents and short term marketable securities maintained with, or pledged to, the Agent;

(b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

(c) loans, advances and capital contributions by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;

(d) loans, advances and capital contributions by the Company to Vinylweld; provided, that (i) the aggregate amount of all such investments actually
     --------
     made by the Company to Vinylweld (including the fair market value of all tangible assets transferred by the Company to Vinylweld as a capital contribution or otherwise) at any time outstanding shall in no event exceed $4,000,000 and (ii) at all times during which such investments remain outstanding

Vinylweld shall be a Subsidiary of the Company, provided, further, that the
                                                --------  -------
Company may accept from Vinylweld a promissory note issued by Vinylweld in the principal amount of up to $5,000,000 if the consideration for the issuance of such note does not include the transfer of funds or tangible assets from the Company to Vinylweld; and

(e)  loans and advances made by the Company to an employee; provided, that such
                                                            --------
     loans and advances are (a) consistent with ordinary business practices and
     (b) do not exceed an aggregate principal amount at any one time outstanding of $100,000 with respect to such employee or of $500,000 with respect to all employees of the Company.

8.5  Limitation on Indebtedness.  The Company and the Parent shall not, and
     --------------------------
shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

(a)  Indebtedness incurred pursuant to this Agreement or any other Loan
     Document;

(b)  Indebtedness consisting of Contingent Obligations permitted pursuant to
     Section 8.8 and Indebtedness of Subsidiaries permitted pursuant to Section
     -----------                                                        -------
     8.4(c) and (d);
     ------     ---
(c)  Indebtedness existing on the Closing Date and set forth in Schedule 8.5 but
                                                                ------------
     no renewals, extensions or refinancings thereof;

(d)  Indebtedness under the IRB Bonds;

(e)  Indebtedness secured by Liens of the type permitted by Section 8.1(j) and
                                                            --------------
     (k) in an aggregate amount outstanding not to exceed $15,000,000;
     ---

(f)  the Subordinated Debt; provided, that (i) the aggregate principal amount
                            --------
     outstanding under the 1997 Debt Indenture shall at no time exceed $75,000,000 and (ii) the aggregate principal amount outstanding under the CMP Loan Agreement shall at no time exceed $40,000,000; and

(g) other unsecured Indebtedness of a type not otherwise permitted pursuant to the preceding clauses (a) through (f) in an aggregate amount not to exceed
                   -----------         ---
     $500,000.


8.6  Transactions with Affiliates.  The Company shall not, and shall not suffer
     ----------------------------
or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary; provided, to the extent that any such transaction involves aggregate
--------
consideration in excess of $1,500,000 then a majority of the disinterested directors of the Board of Directors of the Company or the Subsidiary, as the case may, must determine, in its good faith judgment evidenced by a resolution of such Board of Directors filed with the Agent, that the terms of such transaction are at least as favorable as the terms that could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arms-length basis between unaffiliated parties; provided, further, that if
                                                      --------  -------
the aggregate consideration is in excess of $5 million the Company shall also obtain, prior to the consummation of the transaction, the favorable opinion as to the fairness of the transaction to the Company or such Subsidiary, from a financial point of view from an independent financial advisor.

8.7  Use of Proceeds.  The Company shall not, and shall not suffer or permit any
     ---------------
Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

8.8  Contingent Obligations.  The Company and the Parent shall not, and shall
     ----------------------
not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

(a) endorsements for collection or deposit in the ordinary course of business;

(b) indemnification obligations and any contingent purchase price adjustments contained in the Transaction Documents;

(c)  Contingent Obligations existing on the Closing Date and set forth in
     Schedule 8.8;
     ------------

(d) Contingent Obligations in respect of interest rate Swap Contracts; provided, that, the aggregate notional amount of all such Swap Contracts
     --------
     shall not exceed the aggregate principal amount of the Term Loan from time to time outstanding; and

(e) other Contingent Obligations in an aggregate amount outstanding not to exceed $250,000.

8.9  Joint Ventures.  The Company and the Parent shall not, and shall not suffer
     --------------
or permit any Subsidiary to enter into any Joint Venture, other than in the ordinary course of business.

8.10  Lease Obligations.  The Company and the Parent shall not, and shall not
      -----------------
suffer or permit any Subsidiary to, create or suffer to exist any obligations as lessee for the payment of rent for any real or personal property under leases or agreements to lease (other than capital leases), except for:

(a)  leases between the Company and one or more Subsidiaries; and

(b)  other leases; provided that the aggregate annual rental payments for all
                   --------
     such other leases shall not exceed in any fiscal year $2,500,000.

8.11  Restricted Payments.  The Company shall not, and shall not suffer or
      -------------------
permit any Subsidiary to, declare or pay any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Company; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of, any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Company or any Subsidiary;

provided, that:
--------

(a) the Company may declare and deliver dividends and make distributions payable solely in its common stock;

(b) the Company may make cash distributions ("Tax Distributions") to the Parent from time to time in amounts not exceeding the amount of Federal, state and local income taxes imposed on or measured by income or capital actually owed by the Parent with respect to the consolidated net income or capital of the Parent;

(c) so long as no Default or Event of Default shall have occurred and be continuing or will result therefrom, (i) the Company may pay other dividends provided that the aggregate amount of such other dividends paid out from February 1, 1997 through the date of payment of such other dividends shall not exceed 50% of the Company's cumulative consolidated net income measured from the February 1, 1997 until the end of the most recent fiscal quarter for which the Company delivered financial statements to the Agent in accordance with Section 7.1, (ii) the Company may pay other
                              -----------
     dividends to the Parent of up to $250,000 per year to the Parent, the proceeds of which shall be used by the Parent to pay its bona fide operating expenses, and (iii) the Company may pay other dividends to the Parent of up to $2,000,000 in aggregate, the proceeds of which shall be used by the Parent, in accordance with Section 5.8 of the Parent's 1997 Stock Option Plan (effective February 4, 1997), to repurchase shares of its stock held by certain of its employees;

(d)  (4) any Subsidiary may make distributions to the Company.

8.12 Subsidiary, Etc. The Company and the Parent shall not create or otherwise
     ----------------
acquire any Subsidiary or acquire additional shares of the capital stock or other equity interest of any existing Subsidiary; or sell or otherwise dispose of any shares of capital stock of any Subsidiary or permit any Subsidiary to issue any additional shares of its capital stock, except director's qualifying shares.

8.13 Assets of the Parent The Parent shall not acquire any assets other than its
    --------
ownership of the stock of the Company and funds representing proceeds from the CMP Loan Agreement or dividends from the Company.

8.14 Modification of Certain Agreements The Company and the Parent shall not,
    -----------------------------------
and shall not suffer or permit any Subsidiary to, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, such Person's Organizational Documents or any document or agreement evidencing or governing Subordinated Debt, except to the extent that such amendment, supplement or other modification (a) with respect to any Organizational Document would not reasonably be expected to have a Material Adverse Effect, or (b) with respect to any document or agreement evidencing or governing Subordinated Debt, would extend the date or reduce the amount of any required repayment or redemption or would amend, supplement or modify any term or provision not relating to rates of interest, amortization or subordination in a manner not adverse to the Lenders.

8.15 Subordinated Debt. The Company and the Parent shall not make (a) any
     -----------------
payment of interest on any Subordinated Debt on any day other than the stated, scheduled date (subject to any applicable grace period) for such payment set forth in the document or agreement evidencing or governing such Subordinated Debt, or (b) make any payment or voluntary or mandatory prepayment of principal of, or redeem, purchase or defease, any Subordinated Debt other than with proceeds of dividends paid to the Parent pursuant to Section 8.11(c).
                                                     ---------------

8.16  Change in Business.  The Company and the Parent shall not, and shall not
      ------------------
suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company, the Parent and its Subsidiaries on the date hereof.

8.17  Accounting Changes.  The Company and the Parent shall not, and shall not
      ------------------
suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company, the Parent or of any Subsidiary.

                                 ARTICLE VIII A
                                 --------------

                              FINANCIAL COVENANTS
                              -------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than wholly contingent indemnification obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remaining outstanding, unless the Majority Lenders waive compliance in writing:

     8A.1  Fixed Charge Coverage Ratio.  The Company shall not permit, as of the
           ---------------------------
last day of any fiscal quarter occurring during the periods set forth below, for the four consecutive fiscal quarter period then ended, the ratio of (a) Consolidated EBITDA to (b) Consolidated Fixed Charges (the "Fixed Charge Coverage Ratio") to be less than the minimum amount set forth below opposite such period:

          Period                        Ratio Level
          ------                        -----------

          December 31, 1998 through
          December 31, 2000                1.50:1

          Thereafter                        1.75:1

     8A.2  Net Worth.  The Company shall not permit Consolidated Net Worth, at
           ---------
any time, to be less than the Minimum Consolidated Net Worth.

     8A.3  Capital Expenditures.  The Company shall not permit Consolidated
           --------------------
Capital Expenditures during any fiscal year of the Company to exceed $5,000,000 plus any Rollover Amount. For purposes of this section "Rollover Amount" shall mean for any fiscal year beginning after December 31, 1998, the amount by which $5,000,000 exceeds the Consolidated Capital Expenditures during the prior fiscal year.

                                  ARTICLE IX

                               EVENTS OF DEFAULT
                               -----------------

9.1  Event of Default.  Any of the following shall constitute an "Event of
     ----------------                                             --------
Default":
-------

(a)  Non-Payment.  The Company fails to pay, (i) when and as required to be paid
     -----------
     herein, any amount of principal of any Loan, (ii) within two (2) Business Days after the same becomes due, any reimbursement obligations with respect to any LC Obligation, or (iii) within five (5) Business Days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

(b)  Representation or Warranty.  Any representation or warranty by the Company,
     --------------------------
     the Parent or any Subsidiary made or deemed made herein, in any Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, the Parent or any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

(c)  Specific Defaults.  The Company fails to perform or observe (i) any term,
     -----------------
     covenant or agreement contained in any of Section 7.1, 7.2, 7.3 or 7.9,
                                               -----------  ---  ---    ---
     Article VIII (other than Section 8.1 thereof), or Article VIIIA or (ii) any
     ------------             -----------              -------------
     term, covenant or agreement contained in Section 8.1 and such default shall
                                              -----------
     continue unremedied for a period of seven (7) Business Days; or

(d)  Other Defaults.  The Company, the Parent or any Subsidiary party thereto
     --------------
     fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of fifteen (15) Business Days after the date upon which written notice thereof is given to the Company by the Agent or any Lender; or

(e)  Cross-Default.  The Company, the Parent or any Subsidiary (i) fails to make
     -------------
     any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $500,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

(f)  Insolvency; Voluntary Proceedings.  The Company, the Parent  or any
     ---------------------------------
     Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

(g)  Involuntary Proceedings.  (i) Any involuntary Insolvency Proceeding is
     -----------------------
     commenced or filed against the Company, the Parent or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's, the Parent's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company, the Parent or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company, the Parent or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

(h)  ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan which has
     -----
     resulted or could reasonably be expected to result in liability of the Company, the Parent or any Subsidiary under Title IV of ERISA to the Pension Plan or the PBGC in an aggregate amount in excess of $500,000; or
     (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by the Company, the Parent or any Subsidiary which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $500,000; or

(i)  Monetary Judgments.  One or more non-interlocutory judgments, non-
     ------------------
     interlocutory orders, decrees or arbitration awards is entered against the Company, the Parent or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

(j)  Non-Monetary Judgments.  Any non-monetary judgment, order or decree is
     ----------------------
     entered against the Company, the Parent or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 Business Days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(k)  Change of Control.  There occurs any Change of Control; or
     ----------------

(l)  Collateral Matters.  The Collateral Documents shall at any time after their
     ------------------
     execution and delivery and for any reason (other than as a result of the Agent's failure to file financing statements or any extensions or renewals thereof) cease (A) to create a valid security interest (subject only to Permitted Liens) in and to the property purported to be subject thereto, or
     (B) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Company, the Parent or any Subsidiary, or any such Person (to the extent such Person is a party to such agreement) shall deny it has any further liability or obligation under or shall fail to perform any of its material obligations thereunder (subject to any applicable grace periods set forth therein), or
     (ii) the Agent's Lien granted under any of the Collateral Documents shall cease to be a first-priority Lien subject only to Permitted Liens; or


(m)  Guaranty.  Any Guaranty shall, at any time after its execution and delivery
     --------
     and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Parent, the Borrower or any Subsidiary or the guaranty under such Guaranty shall deny it has any further liability or obligation under or shall fail to perform its material obligations under such Guaranty (subject to any applicable grace periods set forth therein).

9.2  Remedies.  If any Event of Default occurs and is continuing, the Agent
     --------
shall, at the request of, or may, with the consent of, the Majority Lenders,

(a) declare the commitment of each Lender to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company;

(c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; and

(d) if the IRB Letter of Credit shall then be issued and outstanding, give notice to the trustee under the IRB Indenture directing such trustee to declare the principal of all the IRB Bonds then outstanding and the interest accrued thereon and any premium thereon and thereby owing to be immediately due and payable;

provided, however, that upon the occurrence of any event specified in subsection
--------  -------
(f) or (g) of Section 8.1 (in the case of clause (i) of subsection (g) upon the
              -----------
expiration of the 60-day period mentioned therein), the obligation of each Lender to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Lender.

9.3  Rights Not Exclusive.  The rights provided for in this Agreement and the
     --------------------
other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE X

                                   THE AGENT
                                   ---------

10.1  Appointment and Authorization.
      -----------------------------

(a) Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

(b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto;

     provided, that the Issuing Bank shall have all of the benefits and
     --------
     immunities (i) provided to the Agent in this Article X with respect to any
                                                  ---------
     acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X,
                                                                ---------
     included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

10.2  Delegation of Duties.  The Agent may execute any of its duties under this
      --------------------
Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

10.3  Liability of Agent.  None of the Agent-Related Persons shall (i) be liable
      ------------------
for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

10.4  Reliance by Agent.
      -----------------

(a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

(b)  For purposes of determining compliance with the conditions specified in
     Section 4.1, each Lender that has executed this Agreement shall be deemed
     -----------
     to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

10.5  Notice of Default.  The Agent shall not be deemed to have knowledge or
      -----------------
notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Article IX; provided, that unless and until the Agent has
                ----------  --------
received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

10.6  Credit Decision.  Each Lender acknowledges that none of the Agent-Related
      ---------------
Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

10.7  Indemnification.  Whether or not the transactions contemplated hereby are
      ---------------
consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, that no Lender shall be liable for
                                 --------
the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

10.8  Agent in Individual Capacity.  BofA and its Affiliates may make loans to,
      ----------------------------
issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or the Issuing Bank.

10.9  Successor Agent.  The Agent may, and at the request of the Majority
      ---------------
Lenders shall, resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.4 and 11.5 shall inure to its benefit as to any
     ---------     -------------     ----
actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Lenders unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

10.10  Withholding Tax.
       ---------------

(a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from U.S. withholding tax under Section 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent: (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement; (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax. Such Lender agrees to promptly notify Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction. In addition, in the event any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such Lender under this Agreement, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of obligations of the Company to such Lender under this Agreement. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid. In the event any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such Lender under this Agreement, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

(b) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(c) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders in this subsection shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

11.1  Amendments, Waivers and Collateral Releases.
      -------------------------------------------

(a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company, the Parent or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders and the Company and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver,
                                 -----  --------
      amendment, or consent shall, unless in writing and signed by all the Lenders and the Company and acknowledged by the Agent, do any of the following:

                (i) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.2(a)) or subject any Lender to any additional obligations;

                (ii) postpone or delay any date fixed for any payment of
                     principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any Loan Document;

                (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

                (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for all of the Lenders or any of them to take any action hereunder; or

                (v)   amend this Section, or Section 2.14, or any provision
                                             ------------
                      herein providing for consent or other action by all Lenders;

and, provided further, that (1) no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Issuing Bank in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (2) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (3) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

(b) The Lenders irrevocably authorize the Agent to, and the Agent shall, release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitment and payment in full of all Obligations other than wholly contingent indemnification obligations or (ii) with respect to any assets or other property disposed of in accordance with the terms of this Agreement or any of the other Loan Documents.

11.2  Notices.
      -------

(a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed (including by overnight courier), faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

(b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X shall not be effective until
                         ----------  ---    -
     actually received by the Agent, and notices pursuant to Article III to the
                                                             -----------
     Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

(c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Lenders shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

11.3  No Waiver; Cumulative Remedies.  No failure to exercise and no delay in
      ------------------------------
exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

11.4  Costs and Expenses.  The Company shall:
      ------------------

(a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to Section 5.1(r)) for all costs
                                                 --------------
     and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto; and

(b) pay or reimburse the Agent and each Lender within five Business Days after demand (subject to subsection 5.1(r)) for all costs and expenses (including
                        -----------------
     Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

11.5  Indemnity.  Whether or not the transactions contemplated hereby are
      ---------
consummated, the Company shall indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and
                                        ------------------
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                                               ------------------------
provided, that the Company shall have no obligation hereunder to any Indemnified
--------
Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.


11.6  Payments Set Aside.  To the extent that the Company makes a payment to the
      ------------------
Agent or the Lenders, or the Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

11.7  Successors and Assigns.  The provisions of this Agreement shall be binding
      ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

11.8  Assignments, Participations, etc.
      ---------------------------------

(a) Any Lender may, with the written consent of the Company at all times other than during the existence of an Event of Default and the Agent and the Issuing Bank, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee")
                                                                      --------
     all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 or, if less, the Commitment of such Lender; provided, that the Company and the Agent may continue to deal
             --------
     solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together with any Note
                 ---------   -------------------------
     or Notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

(b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

(c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with subsection 11.8(a)), the Company shall execute and deliver
                     ------------------
     to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Lender has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                      --- -----

(d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating
                                               -----------
     interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's
                           --------  -------
     obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 11.1. In the case of any such
                      ----- -------    ------------
     participation, the Participant shall be entitled to the benefit of Sections
                                                                        --------
     4.1, 4.3 and 11.5 as though it were also a Lender hereunder, and if amounts
     ---  ---     ----
     outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

(e) Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on such Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Lender;
     provided, however, that any Lender may disclose such information (A) at the
     --------  -------
     request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors, and (G) to any Affiliate of such Lender, or to any Participant or Assignee, actual or potential, provided that such Affiliate, Participant or Assignee agrees to keep such information confidential to the same extent required of the Lenders hereunder.

(f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under this Agreement and the Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB.

11.9  Set-off.  In addition to any rights and remedies of the Lenders provided
      -------
by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such set-off and application.

11.10  Automatic Debits of Fees.  With respect to any fee, or any other cost or
       ------------------------
expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank, BofA or the Arranger under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a setoff.

11.11  Notification of Addresses, Lending Offices, Etc. Each Lender shall notify
       ------------------------------------------------
the Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

11.12  Counterparts.  This Agreement may be executed in any number of separate
       ------------
counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

11.13  Severability.  The illegality or unenforceability of any provision of
       ------------
this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

11.14  No Third Parties Benefited.  This Agreement is made and entered into for
       --------------------------
the sole protection and legal benefit of the Company, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

11.15  Governing Law and Jurisdiction.
       ------------------------------
(a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH
                                                    --------------------
     IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

11.16  Waiver of Jury Trial.  THE COMPANY, THE LENDERS AND THE AGENT EACH WAIVE
       --------------------
THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER

LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

11.17  Entire Agreement.  This Agreement, together with the other Loan
       ----------------
Documents, embodies the entire agreement and understanding among the Company, the Lenders and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

11.18 Replacement. The Indebtedness incurred pursuant to this Agreement replaces
      -----------
Indebtedness of the Company incurred pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of February 4, 1997 among the Company, the Parent and BofA

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Chicago, Illinois by their proper and duly authorized officers as of the day and year first above written.

                                    PEN-TAB INDUSTRIES, INC, a Delaware
                                    corporation


                                    By:
                                        --------------------------------------

                                    Title:
                                          ------------------------------------

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION,
                                    as Agent


                                    By:
                                       ---------------------------------------

                                    Title:
                                          ------------------------------------

                                    Address for Notices:

                                    Bank of America National Trust and
                                     Savings Association
                                    Agency Management Services #33499
                                    231 South LaSalle Street, Eighth Floor
                                    Chicago, IL  60697

                                    Address for payments:

                                    Bank of America National Trust and
                                     Savings Association
                                    Agency Management Services #33499
                                    231 South LaSalle Street, Eighth Floor
                                    Chicago, IL  60697

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Issuing Bank


                                    By:
                                       ---------------------------------------

                                    Title:
                                          ------------------------------------

                                    Address for Notices:

                                    Bank of America National Trust and
                                     Savings Association
                                    Agency Management Services #33499
                                    231 South LaSalle Street, Eighth Floor
                                    Chicago, IL  60697



                                    Copies to:



Commitment: $100,000,000            BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as a Lender


                                    By:
                                       ---------------------------------------

                                    Title:
                                          ------------------------------------

                                    Address for Notices:

                                    Bank of America National Trust and
                                     Savings Association
                                    Agency Management Services #33499
                                    231 South LaSalle Street, Eighth Floor
                                    Chicago, IL  60697


                                    Phone number:  (312) 828-7933
                                    Facsimile number:  (312) 974-9102

                         ACCEPTANCE AND ACKNOWLEDGMENT
                         -----------------------------

          PEN-TAB HOLDINGS, INC., a Virginia corporation, hereby acknowledges and agrees to make such deliveries as are required by it and comply with the covenants and other provisions applicable to it contained in this Agreement.

                                    PEN-TAB HOLDINGS, INC., a Virginia
                                    corporation

                                    By:
                                       ---------------------------------------

                                    Title:
                                          ------------------------------------